PROSPECTUS


                                                                  (PIONEER LOGO)


                               25,600,000 SHARES


                     PIONEER TAX ADVANTAGED BALANCED TRUST

                                 COMMON SHARES
                                $15.00 PER SHARE
                             ----------------------

     Investment Objective. Pioneer Tax Advantaged Balanced Trust (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. There can be no assurance that the Fund will achieve its investment objective.


     Portfolio Contents. The Fund seeks to achieve its objective by investing in a pool of assets that generate income that is either exempt from regular federal income tax or taxed at long-term capital gains rates, while also offering the potential for capital appreciation through exposure to the equity markets. Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a portfolio consisting primarily of (i) debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax ("municipal securities") and
(ii) common stocks and preferred securities that pay dividends which, for individual shareholders, qualify for federal income taxation at rates applicable to long-term capital gains, which are currently taxed at a maximum rate of 15% ("tax-qualified dividends"). Distributions from sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from regular federal income tax. The Fund invests at least 50%, and may invest up to 75%, of its total assets in municipal securities. The Fund is not limited in the portion of its municipal securities portfolio that may be invested in municipal securities the interest income on which is a preference item for purposes of the alternative minimum tax. The Fund invests at least 25%, and may invest up to 50%, of its total assets in equity securities. The Fund is not limited in the types of equity securities in which it may invest.

                                                   (continued on following page)


      INVESTING IN THE FUND'S COMMON SHARES INVOLVES RISKS THAT ARE DESCRIBED IN THE "RISK FACTORS" SECTION BEGINNING ON PAGE 43 OF THIS PROSPECTUS.

                             ----------------------


                                                                              TOTAL ASSUMING
                                                                             FULL EXERCISE OF
                                                                              OVERALLOTMENT
                                                  PER SHARE      TOTAL            OPTION
                                                  ---------      -----       ----------------
Public offering price...........................    $15.00    $384,000,000     $441,600,000
Sales load......................................     $.675     $17,280,000      $19,872,000
Estimated offering expenses (1)(2)..............      $.03        $768,000         $883,200
Proceeds, after expenses, to the Fund...........   $14.295    $365,952,000     $420,844,800



     (1) The offering expenses are estimated to be approximately $838,000 or $.03 per share. The Adviser has agreed to pay all the Fund's organizational expenses and to pay the amount by which the aggregate offering expenses, other than the sales load but including reimbursement of underwriters' expenses of $.005 per common share, exceed $.03 per share.


     (2) The Fund has agreed to pay the underwriters $.005 per common share as a partial reimbursement of expenses incurred in connection with the offering. See "Underwriting."


     The underwriters may also purchase up to 3,840,000 additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover overallotments.


     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


     The common shares will be ready for delivery on or about January 30, 2004.


                             ----------------------

                              MERRILL LYNCH & CO.

RBC CAPITAL MARKETS                ADVEST, INC.            ROBERT W. BAIRD & CO.


J.J.B. HILLIARD, W.L. LYONS, INC.                    JANNEY MONTGOMERY SCOTT LLC


LEGG MASON WOOD WALKER      QUICK & REILLY, INC.      SUNTRUST ROBINSON HUMPHREY


      INCORPORATED


                             ----------------------


                The date of this prospectus is January 27, 2004.

(continued from previous page)


      The Fund may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below-investment grade municipal securities. The Fund will not invest more than 15% of its total assets in fixed income securities, including municipal securities, rated below investment grade at the time of acquisition (that is, rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Rating Group, a division of The McGraw-Hill Company, Inc. ("S&P") or, if unrated, determined by the Fund's investment adviser to be of comparable credit quality). Securities of below-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds" or "high yield securities."



      Investment Adviser. Pioneer Investment Management, Inc. is the Fund's investment adviser (the "Adviser"). As of December 31, 2003, the Adviser had approximately $34 billion in assets under management. See "Management of the Fund."



      No Prior History. Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end funds frequently trade at prices lower than their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund's common shares have been approved for listing on the New York Stock Exchange under the symbol "PBF," subject to official notice of issuance.


      Leverage. The Fund may use leverage through the issuance of preferred shares. The Fund currently anticipates issuing preferred shares with an aggregate liquidation preference representing approximately 33 1/3% of the Fund's total assets after such issuance. The Fund may also borrow or issue debt securities for leveraging purposes up to such limitation and in excess of such limit for temporary purposes, such as settlement of transactions. By using leverage, the Fund will seek to obtain a higher return for the holders of its common shares than if the Fund did not use leverage. Leverage is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. See "Leverage."

      The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


      You should read the prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund's common shares, and retain it for future reference. A Statement of Additional Information, dated January 27, 2004, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page 75 of this prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 225-6292 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Prospectus Summary..........................................    4
Summary of Fund Expenses....................................   21
The Fund....................................................   24
Use of Proceeds.............................................   24
Investment Objective and Principal Investment Strategies....   24
Portfolio Contents..........................................   29
Leverage....................................................   40
Risk Factors................................................   43
Management of the Fund......................................   54
Dividends and Distributions.................................   57
Automatic Dividend Reinvestment Plan........................   58
Closed-End Fund Structure...................................   60
Possible Conversion to Open-End Status......................   61
Federal Income Tax Matters..................................   61
Net Asset Value.............................................   65
Description of Shares.......................................   66
Certain Provisions of the Agreement and Declaration of Trust
  and By-Laws...............................................   68
Underwriting................................................   70
Administrator, Custodian, Transfer Agent, Registrar and
  Dividend Disbursing Agent.................................   74
Validity of Common Shares...................................   74
Table of Contents for the Statement of Additional
  Information...............................................   75


                             ---------------------
      You should rely only on the information contained in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus is given as of the date of this prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since the date of this prospectus.

                         PRIVACY PRINCIPLES OF THE FUND

      The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

      Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).


      The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders. For more information about the Fund's privacy policies, please visit http://www.pioneerfunds.com.

                               PROSPECTUS SUMMARY

      This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's common shares, especially the information set forth under the heading "Risk Factors." You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

THE FUND....................  The Fund is a newly organized, diversified, closed-end management investment company. See "The Fund."


THE OFFERING................  The Fund is offering 25,600,000 common shares of beneficial interest, no par value, at an initial offering price of $15.00 per share. The common shares are being offered by a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "underwriters"). The common shares of beneficial interest are called "common shares" in the rest of this prospectus. You must purchase at least 100 common shares to participate in this offering. Investors will be required to pay a sales load of 4.5% of the initial offering price, which will reduce the initial amount invested. The Fund has granted to the underwriters the right to purchase up to an additional 3,840,000 common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover orders in excess of 25,600,000 common shares. The Fund will pay up to $.03 per share for the Fund's offering expenses. Consequently, giving effect to the sales load and assuming offering expenses of $.03 per share, the initial net asset value of the common shares would be $14.295 immediately after their issuance. The Adviser has agreed to pay the Fund's organizational expenses and offering expenses (other than the sales load, but including a $.005 per common share reimbursement to the underwriters) with respect to the common shares to the extent these expenses exceed $.03 per share. See "Underwriting."


INVESTMENT OBJECTIVE AND
  PRINCIPAL INVESTMENT
  STRATEGIES................  Investment Objective.  The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. There can be no assurance that the Fund will achieve its investment objective.


                              Principal Investment Strategies. Under normal market conditions, the Fund invests in a portfolio consisting primarily of (i) municipal securities and (ii) common stocks and preferred securities that pay tax-qualified dividends. The Fund invests at least 50%, and may invest up to 75%, of its total assets in municipal securities. The Fund is not limited in the portion of its municipal securities portfolio that may be invested in municipal securities the interest income on which is a preference item for purposes of the alternative minimum tax. The Fund invests at least 25%, and may invest up to 50%, of its total assets in equity securities. A substantial portion of the equity allocation will be invested in securities that the Adviser believes qualify to pay tax-qualified dividends. Investments in equity securities that do not qualify to pay tax-qualified dividends and non-municipal debt securities are not a principal investment strategy. However, the Fund is not limited in the types of equity securities in which it may invest. While the Fund intends to invest primarily in municipal securities and equity securities that pay tax-qualified dividends, the Fund does not have a policy (other than investing at least 50% of the Fund's assets in municipal securities) limiting the percentage of the Fund's assets that may be invested in other debt and equity securities, the income on which is taxable at ordinary income rates.


                              The Fund's total return will consist of a combination of (i) interest income exempt from regular federal income tax ("tax-exempt income"),
                              (ii) tax-qualified dividends, (iii) capital appreciation and (iv) other taxable income. Only the portion of a distribution from the Fund derived from tax-exempt income will be exempt from regular federal income tax. Consequently, the Fund seeks to achieve its objective of a high level of after-tax return by investing in a combination of assets producing a yield that is favorable on an after-tax basis and which also offers the potential for capital appreciation through participation in the equity markets. Distributions from sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from regular federal income tax.


MUNICIPAL SECURITIES........  The Fund may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below-investment grade municipal securities. In managing the Fund's portfolio of municipal securities, the Adviser adjusts the portfolio's duration and overall credit quality in light of changing market and economic conditions. In making decisions with respect to specific municipal securities for the Fund's portfolio, the Adviser employs a disciplined approach, driven primarily by proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state level and in-depth credit research conducted by the Adviser's investment staff.


                              Municipal Securities Selection. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power. The Adviser considers both broad economic and issuer-specific factors in selecting a portfolio designed to achieve the Fund's investment objective. In assessing the appropriate maturity, rating and sector weightings of the Fund's portfolio of municipal securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. Once the Adviser determines the preferable characteristics of its assets allocated to municipal securities, the Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.


                              The Adviser attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Adviser's evaluation of the issuer's creditworthiness and, with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived. The Adviser's overall investment approach is both top-down and bottom-up. The Adviser first seeks to identify the sectors or regions of the municipal bond market that present the best relative value opportunities and then bases the Fund's overall sector and regional weightings on that determination. Once the Adviser establishes the overall regional and sector weightings, the Adviser focuses on selecting those securities within each sector or region that meet its fundamental criteria.



                              Duration Management. The Adviser will actively manage the duration of the Fund's portfolio of municipal securities based primarily on the Adviser's outlook for interest rates. The Adviser will consider economic trends, Federal Reserve Board actions and capital markets activity, among other factors, in developing its outlook for interest rates. The Adviser believes that maintaining duration at an appropriate level offers the potential for above-average returns while limiting the risks of interest rate volatility. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. The longer the duration of the Fund's portfolio, the more sensitive it generally is to changes in interest rates. The Adviser anticipates that the average duration of the Fund's portfolio of municipal securities will range from five years to 12 years; however, the Adviser is not restricted to such range if the Adviser determines a shorter or longer average duration is in the best interests of the Fund in light of market conditions at such times. The Adviser will modify the average duration of the Fund's portfolio in response to market conditions. The Adviser may employ certain strategies to reduce the Fund's interest rate sensitivity, including investments in interest rate swap or cap transactions. There is no assurance that the Adviser will do so or that such strategies will be successful.



                              Credit Management. The Fund may invest in municipal securities with a broad range of credit ratings, including both investment grade and below-investment grade municipal securities. The Fund will not invest more than 15% of its total assets in fixed income securities, including municipal securities, rated below investment grade at the time of acquisition (that is, rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, determined by the Adviser to be of comparable credit quality). Securities of below-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated municipal securities. The Fund may invest in high yield municipal securities of any rating, including securities that are in default at the time of purchase.


                              The Adviser will determine the allocation of the Fund's assets among securities with different credit ratings depending upon the Adviser's evaluation of factors such as the spread between the yields on municipal securities of different ratings, changes in default rates, general economic conditions and the outlook for fiscal issues facing municipal issuers. Generally, as the spread between the yield on investment grade and below-investment grade securities widens, the Adviser will allocate a greater portion of the Fund's assets to non-investment grade municipal securities. If the spread based on relative credit quality narrows, the Adviser may determine that high yield municipal securities no longer offer a sufficient risk premium and increase the average credit quality of the Fund's portfolio. As the economy strengthens and the default risk lessens, the Adviser may increase the Fund's investment in lower quality, non-investment grade securities. The Adviser also seeks to mitigate the risks of investing in below-investment grade securities through a disciplined approach, driven primarily by fundamental research to assess an issuer's credit quality and the relative value of its securities. Moreover, with respect to below-investment grade securities that are private activity bonds, the Adviser intends to emphasize securities that are backed by revenue from publicly traded companies.


EQUITY INVESTMENTS..........  Depending upon the Adviser's outlook for the equity and municipal securities markets, the Adviser will invest at least 25% and may invest up to 50% of the Fund's total assets in common and preferred stocks. The Adviser retains broad discretion to allocate this portion of the Fund's investments between common and preferred stocks. The Fund is not limited either in the types of equity securities or the market capitalization of issuers in which it may invest. Although the Fund will ordinarily focus its equity investments in securities of U.S. issuers, subject to the limitation of the Fund's investments in equity securities and its focus on equity securities that pay tax-qualified dividends, the Fund may invest in American Depositary Receipts ("ADRs") and in other securities of foreign issuers located in any geographic region, including securities of issuers based in developing or "emerging market" countries. The Fund will not concentrate its investments in a particular industry but is not precluded from focusing investments in issuers in a group of industries in related sectors (such as different types of utilities industries).

                              Tax-qualified dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass through the tax treatment of tax-qualified dividends it receives from such corporations to its shareholders. For the Fund to receive tax-qualified dividends generally, the Fund must hold the otherwise qualified stock for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date (or, in the case of preferred stock, more than 90 days during the 180-day period beginning 90 days before the ex-dividend date). The "ex-dividend date" is the date which is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security, even if the security is sold by such owner on the ex-dividend date or thereafter. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. For an individual shareholder to be taxed at long-term capital gain rates on dividends received from the Fund which otherwise would be eligible for treatment as tax-qualified dividends, the shareholder must hold his or her shares of the Fund for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date. For example, assume that the ex-dividend date established for a dividend paid with respect to the common stock of a corporation held by the Fund is July 1. The Fund must hold the common stock on the record date and must have held it for at least 61 days (including the record date) during the 120-day period from May 2 to and including August 29. Similarly, assuming that the ex-dividend date established for a dividend paid with respect to shares of the Fund is August 1, a shareholder must have held the Fund's shares on the record date and have held such shares for at least 61 days during the period from June 2 to and including September 29 for the shareholder to receive tax-qualified dividends from the Fund. Consequently, short-term investors in the Fund will not realize the benefits of tax-qualified dividends. The provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to tax-qualified dividends are currently effective through December 31, 2008 but may be changed at any time before that date, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken.


                              The Adviser uses a value approach in selecting the Fund's equity investments. Using this investment style, the Adviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. The Adviser also considers a security's potential to provide a reasonable amount of income. In making these assessments, the Adviser employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style.


OTHER TAX MANAGEMENT
  STRATEGIES................  The Fund also seeks to achieve favorable after-tax returns in part by reducing the capital gains taxes incurred by shareholders in connection with the Fund's portfolio investments. The Adviser attempts to minimize distributions of long-term capital gains taxable to shareholders by avoiding, to the extent consistent with its investment objective, the sale of securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the Adviser generally will seek to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gain treatment that have the highest cost basis. The Adviser may sell securities to realize capital losses that can be used to offset realized gains. To protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on securities and securities indices and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, covered short sales, forward sales of securities and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund may, subject to certain limitations, attempt to reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. There is no assurance that the Fund will use these strategies or that they will be successful if used. Dividends received by the Fund on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will not be eligible for treatment as tax-qualified dividends and certain options may reduce the holding period for securities held by the Fund such that dividends paid with respect to such securities would not be eligible for treatment as tax-qualified dividends.


OTHER INVESTMENTS...........  In addition to investing in municipal securities and equity securities that pay tax-qualified dividends, the Fund may invest in other securities, including debt instruments, real estate investment trusts ("REITs") and equity securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. Although the Fund intends to invest primarily in municipal securities and equity securities that pay tax-qualified dividends and to satisfy the holding period requirements, a portion of the Fund's income distributions may be taxable as ordinary income.

                              Normally, the Fund will invest substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective.

HEDGING AND INTEREST RATE
  RISK......................  The Fund may, but is not required to, use various hedging and interest rate transactions to earn income, facilitate portfolio management and mitigate risks. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, fixed income and interest rate indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use these instruments and transactions as a portfolio management or hedging technique that seeks to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, to facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for treatment as tax-qualified dividends.

USE OF LEVERAGE BY THE
  FUND......................  The Fund may use leverage through the issuance of preferred shares. The Fund currently anticipates issuing preferred shares with an aggregate liquidation preference of approximately 33 1/3% of the Fund's total assets after such issuance. The Fund is also authorized to borrow or issue debt securities for leveraging purposes up to such limitation and in excess of such limitation for temporary purposes, such as the settlement of transactions. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (that is, the liquidation preference may not exceed 50% of the Fund's total assets less the Fund's liabilities and indebtedness). Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. The fees and expenses attributed to leverage, including all offering expenses, will be borne by holders of common shares. The Fund may not be leveraged at all times and the amount of leverage, if any, may vary depending on a variety of factors, including the Adviser's outlook for municipal securities and equity securities that pay tax-qualified dividends and the costs that the Fund would incur as a result of such leverage. The Fund's leveraging strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such leverage decreases while the Fund's obligations remain fixed or increase with a rise in prevailing interest rates, greater volatility in the Fund's net asset value and the market price of and dividends on the Fund's common shares and higher expenses. Since the Adviser's fee is based on a percentage of the Fund's managed assets (including preferred shares), its fee will be higher if the Fund is leveraged and the Adviser will thus have an incentive to leverage the Fund. The Board of Trustees intends to monitor the spread between the dividend yield on any preferred shares and the total return earned on the Fund's portfolio. If in the future that spread narrows materially, the Board of Trustees intends to evaluate whether employing preferred shares as a means of leverage remains in the best interest of holders of the common shares. The Adviser intends only to leverage the Fund when it believes that the potential total return on additional investments purchased with the proceeds of leverage is likely to exceed the costs incurred in connection with the leverage.

SPECIAL RISK
  CONSIDERATIONS............  The following is a summary of the principal risks of investing in the Fund. You should read the fuller discussion in this prospectus under "Risk Factors" on page 43.

                              General. The Fund is not a complete investment program and should only be considered as an addition to an investor's existing diversified portfolio of investments. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

                              No Operating History. The Fund is a newly organized, diversified, closed-end management investment company and has no operating history or history of public trading.

                              Market Discount Risk. Shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Both long and short-term investors, including investors who sell their shares within a relatively short period after completion of the initial public offering, will be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Fund will be reduced following the offering by the sales load and the amount of organizational and offering expenses paid by the Fund.

                              Tax Risk. The value of the Fund's investments and its net asset value may be adversely affected by changes in tax rates and policies. Because the Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income, the attractiveness of investing in municipal securities and equity securities that pay tax-qualified dividends in relation to other investment alternatives is affected by changes in federal income tax laws and regulations, including changes in the tax-qualified dividend provisions. The provisions of the Code applicable to tax-qualified dividends are currently effective through December 31, 2008 but may be changed at any time before that date, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities and the after-tax returns of the Fund's investments in equity securities. This could in turn affect the Fund's net asset value and ability to acquire and dispose of municipal securities and equity securities at desirable yields or returns and price levels. There can be no assurance as to the portion of the Fund's dividends that will be tax-exempt or tax-qualified. Additionally, the Fund is not a suitable investment for IRAs, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.


                              Municipal Securities Market Risk. The yields on and market prices of municipal securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The value of outstanding municipal securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal securities and changes in general interest rate levels. Changes in the value of the municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the Fund's net asset value per share.

                              The ability of a municipal issuer to meet its obligations on municipal securities (other than private activity bonds) is subject to the risk that the municipal issuer of the securities will not have sufficient revenues from taxes and other sources of income to pay interest and to repay principal on the municipal securities. The level of municipal income may be adversely affected by various factors, including general economic activity, real estate values and changes in governmental expenses. The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected. The amount of public information available about the issuance of municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Adviser than would a stock fund or a taxable bond fund. The secondary market for municipal securities, particularly the below-investment grade municipal securities in which the Fund will invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal securities at attractive prices.


                              Income and Interest Rate Risk. The income shareholders receive from the Fund is based primarily on the dividends and interest earned by the Fund from its investments, which can vary widely over the short and long term. The dividend income from the Fund's investment in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events effecting a specific industry or issuer, the issuers of the common stocks held by the Fund may reduce the dividends paid on such common stocks.

                              Interest rate risk is the risk that municipal securities and other debt (and, in certain cases, equity) securities in which the Fund invests (and the Fund's net assets) will decline in value because of changes in interest rates. Interest rate risk includes the following risks:

                              -   If interest rates go up, the value of
                                  municipal securities and debt (and, in certain cases, equity) securities in the Fund's portfolio generally will decline.

                              - During periods of declining interest rates, an issuer may exercise its option to redeem municipal securities or prepay principal of debt securities earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                              - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

                              The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is using leverage.

                              Common Stock Risk. The common stocks and other equity securities in which the Fund invests may experience substantial volatility in their market value. Although common stocks typically provide higher returns than debt securities, they are also more susceptible to adverse changes in market value due to issuer-specific events, such as unfavorable earnings reports, negative press releases and market related news. The market values of common stocks are also sensitive to changes in investor perceptions as well as general movements in the equities markets. Common stock holders are also subordinate to debt holders and other senior security holders in an issuer's capital structure, and a common stock may not have any value in the event the issuer declares bankruptcy or is subject to the claims of creditors if the value of the issuer's assets does not exceed the issuer's liabilities. Common stock prices may be sensitive to rising interest rates, as the costs of capital or borrowing increase. Common stocks are also subject to the general risks of the issuer's industry, sector, geographic region and market capitalization.

                              Credit Risk and Junk Bond Risk. Credit risk is the risk that an issuer of a municipal security or other debt security will become unable to meet its obligation to make interest and principal payments. Sizable investments in revenue obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue obligations and do not generally carry the pledge of the credit of the issuing municipality.


                              The Fund may invest a portion of its assets in fixed income securities, including municipal securities, that are rated below investment grade (commonly referred to as "junk bonds" or "high yield securities"), that is, rated Ba or below by Moody's or BB or below by S&P, or unrated securities determined by the Adviser to be of comparable credit quality. Investment in fixed income securities of below-investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for fixed income securities of below-investment grade quality tend to be more volatile, and these securities are less liquid, than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:


                              -   increased price sensitivity to changing
                                  interest rates and to a deteriorating economic environment;

                              -   greater risk of loss due to default or
                                  declining credit quality;

                              - adverse issuer-specific events are more likely to render the issuer unable to make interest and/or principal payments; and

                              - if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time.

                              Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.


                              Concentration Risk. The Fund may invest 25% or more of the value of its total assets in municipal securities of issuers located in the same state or territory or in the same economic sector. The Fund will not invest more than 25% of its total assets in issuers in a single industry or municipal securities backed by assets and revenues of similar projects. Governmental issuers of municipal securities are not considered part of any "industry." The issuers of these municipal securities may be related in such a way that an economic, business or political development or change affecting one municipal security would also affect other municipal securities held by the Fund. Under normal market conditions, the Fund intends to limit its investment in tobacco settlement bonds to approximately 10% of the Fund's total assets. Within the Fund's portfolio of municipal securities, the Fund may invest all of its assets in municipal securities the interest on which is paid solely from revenues from the same economic sector. The Adviser anticipates that the Fund's investments in revenue bonds will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. Subject to the availability of suitable investment opportunities, the Adviser will attempt to diversify the Fund's investments to seek to minimize the portfolio's sensitivity to credit and other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence. The Fund is not required to diversify its holdings in municipal securities among a fixed number of states or economic sectors, and, consequently, the Fund's portfolio may be adversely affected by developments in a single state, region or economic sector. Concentration of the Fund's investments in one or a limited number of states or economic sectors will subject the Fund, to a greater extent than if such investments were not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, economic sector or other area of concentration. The Fund has no current intention to invest more than 25% of the value of its total assets in municipal securities of issuers located in a single state but may do so in the future. To the extent that the Fund invests more than 25% of its assets in municipal securities of issuers in a single state, the Fund will be exposed to a greater degree to risks associated with that specific state, including budget and fiscal issues, changes in the degree of financial support from the state to local governments, political disputes that delay appropriations or otherwise adversely affect municipal securities and the general economic activity in such state, which may adversely affect tax receipts and other municipal revenue. The Fund will not send a notice to shareholders if 25% or more of the Fund's assets are represented by municipal issuers in a single state. However, the Fund's annual and semi-annual financial statements will disclose the percentage of the Fund's assets invested in each state and the Fund will issue a press release in the event that more than 25% of the value of the Fund's total assets are invested in municipal securities of issuers located in a single state, identifying the state and including appropriate risk disclosure as to such state. To the extent that the Fund focuses its assets in the hospital and healthcare sector, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Issuers in the power generation sector can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

                              Value Investing Risk. The Fund focuses its equity investments on dividend-paying common and preferred stocks that the Adviser believes are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors.

                              Leveraging Risk. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

                              - the likelihood of greater volatility of net asset value and market price of and dividends on the Fund's common shares;

                              - fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

                              - increased operating costs, which are borne entirely by the Fund's common shares and which may reduce the total return on the Fund's common shares; and

                              - the potential for a decline in the value of an investment acquired with leverage, while the Fund's obligations as a result of such leverage remain fixed.

                              To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund's assets decline in value, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

                              Illiquid Investments Risk. The Fund may invest up to 20% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.


                              Derivatives Risk. Even a small investment in derivatives can have a significant impact on the Fund's exposure to interest rates. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the party that entered into the derivative contract defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.


                              Risk of Conflicting Interests of Holders of Common and Preferred Shares. Although the Fund's common and preferred shares both represent an interest in the same underlying pool of assets, the interests of the holders of common shares and any preferred shares will differ. The preferred shares will earn a dividend at a fixed rate or a rate that is determined by a periodic auction process. Dividends on any preferred shares may include an obligation to make a "gross-up" payment in certain circumstances if any of the income distributed by the Fund to holders of the preferred shares is subject to regular federal income tax. Any such payment would be paid out of Fund assets attributable to holders of the common shares. The preferred shares will be entitled to that dividend, and no more, regardless of the income of the Fund. The holders of the common shares will bear all of the expenses of the Fund, including the offering costs of the preferred shares. In order to obtain a favorable rate or rating on the preferred shares, the Fund is expected to agree to certain limitations on its investments and activities. These limitations are intended to protect the interests of the holders of the preferred shares and not the holders of the common shares. If the Fund does not comply with these limitations, the Fund would be required to redeem some or all of the preferred shares at par before any dividend or other payment is made to the holders of the common shares. In addition, the Fund will not be able to pay dividends on the common shares at any time when a dividend payment on the preferred shares is past due or the Fund is obligated to redeem preferred shares but has not yet set aside assets for such purpose. The holders of the preferred shares will be entitled under the 1940 Act to elect two members of the Board of Trustees and to elect a majority of the Board of Trustees if the Fund has defaulted on its obligations on the preferred shares and such default has continued for a period of two or more years. The holders of preferred shares will also be entitled to vote as a separate class on certain matters, including the conversion of the Fund to an open-end investment company, which may prevent the common shareholders from controlling the Fund as to such matters even though the common shares represent a majority of the economic interests in the Fund.

                              Anti-Takeover Provisions Risk.  The Fund's
                              Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates, open-ending the Fund and a merger, liquidation, asset sale or similar transaction.

INVESTMENT ADVISER..........  Pioneer Investment Management, Inc. is the Fund's
                              investment adviser. The Adviser is responsible on a day-to-day basis for investment of the Fund's portfolio in accordance with its investment objective and principal investment strategies. The Adviser makes all investment decisions for the Fund and places purchase and sale orders for the Fund's portfolio securities.


                              The Adviser or its predecessors have been managing investment companies since 1928. The Adviser is an indirect, wholly-owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"), one of the leading banking groups in Italy. As of December 31, 2003, assets under management by the Adviser and its affiliates were approximately $145 billion worldwide, including over $34 billion in assets under management by the Adviser. As of December 31,

                              2003, the Adviser managed approximately $22 billion in municipal and equity securities.



                              The Fund pays the Adviser a fee for its investment advisory services equal on an annual basis to .60% of the Fund's average daily managed assets. "Managed assets" means the total assets of the Fund (including any assets attributable to any financial leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage). The liquidation preference on any preferred shares is not a liability. The fee is accrued daily and payable monthly.


                              The Adviser has agreed for the first three years of the Fund's investment operations to limit the Fund's total annual expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Fund is a party (together with any amount in judgment or settlements), indemnification expenses or taxes incurred due to the failure of the Fund to qualify as a regulated investment company under the Code, or any other nonrecurring or non-operating expenses) to .80% of the Fund's average daily managed assets. The Adviser (and not the Fund) has agreed to provide certain additional compensation to the underwriters. See "Underwriting."


LISTING.....................  The Fund's common shares have been approved for listing on the New York Stock exchange under the trading or "ticker" symbol "PBF," subject to official notice of issuance.



ADMINISTRATOR, CUSTODIAN,
  TRANSFER AGENT, REGISTRAR
  AND DIVIDEND DISBURSING
  AGENT.....................  Princeton Administrators, L.P., an affiliate of
                              Merrill Lynch, Pierce, Fenner & Smith
                              Incorporated, will serve as the Fund's
                              administrator. Brown Brothers Harriman & Co. will serve as the Fund's custodian. Pioneer Investment Management Shareholder Services, Inc. will serve as the Fund's transfer agent, registrar and dividend disbursing agent. Mellon Investor Services LLC will serve as the sub-transfer agent, sub-registrar and sub-dividend disbursing agent.


MARKET PRICE OF COMMON
  SHARES....................  Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of the Fund's investment activities and may be a greater risk to investors expecting to sell their shares in a relatively short period of time following the completion of this offering. The Fund cannot predict whether the common shares will trade at, above or below net asset value. The Fund's net asset value will be reduced immediately following this offering by the sales load and the amount of the organizational and offering expenses paid by the Fund. See "Use of Proceeds." In addition to the net asset value, the market price of the Fund's common shares may be affected by such factors as the Fund's use of leverage, dividend stability, portfolio credit quality, liquidity, market supply and demand, dividends paid by the Fund (which are in turn affected by expenses), factors affecting the market for municipal and equity securities, call protection for portfolio securities and interest rate movements. See "Leverage," "Risk Factors" and "Description of Shares." The Fund's common shares are designed primarily for long-term investors. You should not purchase common shares if you intend to sell them shortly after purchase.

DISTRIBUTIONS...............  The Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and realized net capital gains, if any, at least annually. The Fund expects that it will announce its initial dividend within 45 days and commence paying dividends within 60 to 90 days of the date of this prospectus. At times, in order to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income in addition to current net investment income. In order to maintain a stable dividend rate on the common shares, the Fund may also make distributions that constitute a return of capital. The Fund cannot guarantee any particular yield on its common shares, and the yield for any given period is not an indication or representation of future yields on the Fund's common shares. The amount of each monthly distribution will vary depending on a number of factors, including dividends payable on the Fund's preferred shares or other costs of financial leverage. As portfolio and market conditions change, the rate of dividends on the common shares and the Fund's dividend policy could change.

                              Although distributions of interest income from the Fund's municipal securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares, are not. You should consult a tax adviser about whether the alternative minimum tax applies to you and about state and local taxes on your distributions from the Fund. A portion of the Fund's income may also be taxable as ordinary income and any distributions by the Fund of net realized short-term capital gains will be taxable as ordinary income.

                              Dividends and capital gain distributions generally are reinvested in additional common shares of the Fund under the Fund's automatic dividend reinvestment plan. However, an investor can choose to receive distributions in cash, unless the Board of Trustees declares a distribution payable solely in common shares. Since not all investors can participate in the automatic dividend reinvestment plan, you should contact your broker or nominee to confirm that you are eligible to participate in the plan. See "Dividends and Distributions," "Automatic Dividend Reinvestment Plan" and "Federal Income Tax Matters."

                            SUMMARY OF FUND EXPENSES


      The following table shows Fund expenses as a percentage of net assets attributable to the common shares. Expenses and fees borne by the Fund are indirectly borne by the holders of common shares. The table assumes the Fund issues preferred shares as a means of employing leverage in an amount equal to 33 1/3% of the Fund's total assets (after their issuance) and issues approximately 25,600,000 common shares. Footnote (5) to the table also shows Fund expenses as a percentage of net assets attributable to the common shares but assumes that no preferred shares are issued or outstanding (as will be the case prior to the Fund's expected issuance of preferred shares). If the Fund leverages through borrowing, it would incur interest expenses. For additional information with respect to the Fund's expenses, see "Management of the Fund." Other expenses include, but are not limited to, custodial and transfer agency fees, legal and accounting expenses and listing fees.



SHAREHOLDER TRANSACTION EXPENSES
   Sales load (as a percentage of offering price)...........            4.50%
   Estimated offering expenses borne by the Fund
      (as a percentage of offering price)...................            0.20%(1)
   Dividend reinvestment plan fees..........................         None(2)
   Preferred shares offering expenses (paid by the Fund)....            0.56%(3)



                                                              PERCENTAGE OF NET ASSETS
                                                                  ATTRIBUTABLE TO
                                                                   COMMON SHARES,
                                                               ASSUMING THE ISSUANCE
                                                               OF PREFERRED SHARES(4)
                                                              ------------------------
ANNUAL EXPENSES
   Advisory fee.............................................            0.90%
   Other expenses...........................................            0.31%(1)(3)
   Total annual expenses....................................            1.21%(1)
   -----------------------------------------------------------------------------------
   Less: fee waiver (years 1-3).............................             .01%
   Net annual expenses......................................            1.20%(4)(6)


------------

(1) Offering costs borne by the holders of the common shares will result in a reduction of the net assets of the Fund. The offering expenses of this offering are estimated to be approximately $838,000 or $.03 per common share. The Adviser has agreed to pay all organizational expenses. The Fund has agreed to pay the underwriters $.005 per common share as a partial reimbursement of expenses incurred by the underwriters in connection with the offering. The Adviser has agreed to pay all offering costs (other than sales load, but including reimbursement of underwriters' expenses) that exceed $.03 per common share. Estimated offering costs to be paid by the Fund are not included in the expenses shown in the annual expense table.


(2) A shareholder that directs the plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.


(3) The Fund currently intends to issue preferred shares and does not currently intend to incur borrowing for leveraging purposes during its first year of operations other than for temporary purposes, such as the settlement of transactions. If the Fund offers preferred shares, costs of that offering, estimated to be 1.12% of the total dollar amount of the Fund's preferred shares offering (including the sales load paid to the underwriters for the preferred shares offering) will be borne immediately by the holders of the common shares and result in a reduction of the net asset value of the common shares. Assuming the Fund issues 25,600,000 common shares and preferred shares in an amount equal to 33 1/3% of the Fund's total assets (after their issuance), these offering costs are estimated to be approximately $2,150,000 or $.08 per common share. These offering costs are not included among the expenses shown in the annual expense table.


(4) Assuming that the Fund issues preferred shares with an aggregate liquidation preference equal to 33 1/3% of the Fund's total assets (after their issuance), the expense limitation discussed in footnote (6) is estimated to be equivalent to an expense limitation of 1.20% of average daily net assets. The Adviser may subsequently recover reimbursed expenses (within three years of being incurred) from the Fund if the Fund's total expenses are less than .80% of average daily managed assets (estimated to be equivalent to 1.20% of average daily net assets if the Fund issues preferred shares with an aggregate liquidation preference equal to 33 1/3% of the Fund's total assets after their issuance). The Fund's net annual expenses as a percentage of net assets attributable to common shares are estimated to be 1.20% of average daily net assets whether or not the underwriters' overallotment option is exercised.

(5) The table presented below in this footnote estimates what the Fund's annual expenses would be, stated as percentages of the Fund's net assets attributable to the common shares but, unlike the table above, assumes that no preferred shares are issued or outstanding. This will be the case, for instance, prior to the Fund's expected issuance of preferred shares. In accordance with these assumptions, the Fund's expenses would be estimated as follows:


                                                              PERCENTAGE OF NET ASSETS
                                                                  ATTRIBUTABLE TO
                                                                   COMMON SHARES,
                                                                 ASSUMING PREFERRED
                                                              SHARES ARE NOT ISSUED OR
                                                                    OUTSTANDING
                                                              ------------------------
      ANNUAL EXPENSES
          Advisory fee......................................            0.60%
          Other expenses....................................            0.14%
          Total annual expenses.............................            0.74%
--------------------------------------------------------------------------------------
          Less: fee waiver..................................            None
          Net annual expenses...............................            0.74%(6)


(6) The Adviser has agreed for the first three years of the Fund's investment operations to limit the Fund's total annual expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Fund is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the Fund to qualify as a regulated investment company under the Code or any other nonrecurring or non-operating expenses) to .80% of the Fund's average daily managed assets. The dividend on any preferred shares is not an expense. The Adviser may subsequently recover reimbursed expenses (within three years of being incurred) from the Fund if the Fund's total expenses are less than .80% of average daily managed assets. The expense limitation is based on the Fund's managed assets and not the Fund's net assets attributable to common shares. If the Fund employs leverage and increases its managed assets, the expense limitation expressed in terms of net assets attributable to common shares will increase. If the Fund issues additional common shares, such as the result of the underwriters' exercise of the over-allotment option, the amount of leverage that the Fund may employ correspondingly increases.

      The purpose of the tables in this section is to assist you in understanding the various costs and expenses that a shareholder will bear directly or indirectly by investing in the common shares. As of the date of this prospectus, the Fund has not commenced operations. The amounts set forth in the tables are based on estimates for the current year, assuming no exercise of the over-allotment option granted to the underwriters.

EXAMPLE


      As required by the relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45, estimated organizational and offering expenses of this offering of $2.00 and the estimated offering costs of issuing preferred shares of $5.60, assuming the Fund issues preferred shares representing 33 1/3% of the Fund's total assets after their issuance, which are reflected in year one of the table) that you would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of 1.20% of net assets attributable to common shares and (2) a 5% annual return*:



                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                        ------    -------    -------    --------
Total expenses incurred...............................   $64        $89       $116        $192


------------
* THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ASSUMED. The example assumes that the estimated other expenses set forth in the fee table are accurate and that all dividends and distributions are reinvested at net asset value. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                    THE FUND

      Pioneer Tax Advantaged Balanced Trust is a newly organized, diversified, closed-end management investment company. The Fund was organized under the laws of the State of Delaware on October 16, 2003, and has registered under the 1940 Act. As a recently organized entity, the Fund has no operating history. The Fund's principal office is located at 60 State Street, Boston, Massachusetts 02109, and its telephone number is (617) 742-7825.

                                USE OF PROCEEDS


      The net proceeds of this offering will be approximately $365,952,000 (or approximately $420,844,800 assuming the underwriters exercise the over-allotment option in full) after payment of the estimated offering costs and the deduction of the sales load. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and principal investment strategies as stated below. However, investments that, in the judgment of the Adviser, are appropriate investments for the Fund may not be immediately available. Therefore, there will be an initial investment period of up to three months following the completion of its common shares offering before the Fund is required to be invested in accordance with its principal investment strategies. During such period, all or a portion of the proceeds may be invested in U.S. government securities or high grade, short-term money market instruments. See "Investment Objective and Principal Investment Strategies."


            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE

      The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. The Fund's investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


      Under normal market conditions, the Fund invests in a portfolio consisting primarily of (i) municipal securities and (ii) common stocks and preferred securities that pay tax-qualified dividends. The Fund invests at least 50%, and may invest up to 75%, of its total assets in municipal securities. The Fund is not limited in the portion of its municipal securities portfolio that may be invested in municipal securities the interest income on which is a preference item for purposes of the alternative minimum tax. The Fund invests at least 25%, and may invest up to 50%, of its total assets in equity securities. A substantial portion of the equity allocation will be invested in securities that the Adviser believes qualify to pay tax-qualified dividends. Investments in equity securities that do not qualify to pay tax-qualified dividends and non-municipal debt securities are not a principal investment strategy. However, the Fund is not limited in the types of equity securities in which it may invest. While the Fund intends to invest primarily in municipal securities and equity securities that pay tax-qualified dividends, the Fund does not have a policy (other than investing at least 50% of the Fund's assets in municipal securities) limiting the percentage of the Fund's assets that may be invested in other debt and equity securities, the income on which is taxable at ordinary income rates.


      The Fund's total return will consist of a combination of (i) tax-exempt income, (ii) tax-qualified dividends, (iii) capital appreciation and (iv) other taxable income. Only the portion of a distribution from the Fund derived from tax-exempt income will be exempt from regular federal income tax. Consequently, the Fund seeks to achieve its objective of a high level of after-tax return by investing in a combination of assets producing a yield that is favorable on an after-tax basis and which also offers the potential for capital appreciation through participation in the equity markets. Distributions from sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from regular federal income tax.

MUNICIPAL SECURITIES


      The Fund may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below-investment grade municipal securities. In managing the Fund's portfolio of municipal securities, the Adviser adjusts the portfolio's duration and overall credit quality in light of changing market and economic conditions. In making decisions with respect to specific municipal securities for the Fund's portfolio, the Adviser employs a disciplined approach, driven primarily by proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state level and in-depth credit research conducted by the Adviser's investment staff.


      Municipal Securities Selection. The Adviser anticipates that the Fund's investments in revenue obligations will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. The Fund will not invest 25% or more of its assets in municipal securities backed by revenues in the same industry. The Adviser considers both broad economic and issuer-specific factors in selecting a portfolio designed to achieve the Fund's investment objective. In assessing the appropriate maturity, rating and sector weightings of the Fund's portfolio of municipal securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable characteristics of its assets allocated to municipal securities, the Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.


      The Adviser attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Adviser's evaluation of the issuer's creditworthiness and, with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived. The Adviser's overall investment approach is both top-down and bottom-up. The Adviser first seeks to identify the sectors or regions of the municipal bond market that present the best relative value opportunities and then bases the Fund's overall sector and regional weightings on that determination. Once the Adviser establishes the overall regional and sector weightings, the Adviser focuses on selecting those securities within each sector or region that meet its fundamental criteria. In determining sector weightings, the Fund's portfolio management team also maintains frequent contact with the Adviser's investment professionals who follow U.S. equities and those who focus on corporate fixed income investments. In many cases, the Adviser will augment its municipal bond credit research and security selection processes with equity research analysis. The Adviser has a fundamental bias towards long-term security selection, rather than engaging in frequent "market timing" or short-term trading. There can be no assurance that the process will be successful.


      Duration Management. The Adviser will actively manage the duration of the Fund's portfolio of municipal securities based primarily on the Adviser's outlook for interest rates. The Adviser will consider economic trends, Federal Reserve Board actions and capital markets activity, among other factors, in developing its outlook for interest rates. The Adviser believes that maintaining duration at an appropriate level offers the potential for above-average returns while limiting the risks of interest rate volatility. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. The longer the duration of the Fund's portfolio, the more sensitive it generally is to changes in interest rates. For example, if the duration of the Fund's portfolio of municipal securities were six years, the value of that portfolio may be expected to decrease or increase by 6% for every 1% increase or decrease in the level of interest rates. The Adviser anticipates that the average duration of the Fund's portfolio of municipal securities will range from five years to 12 years; however, the Adviser is not restricted as to such range if the Adviser determines a shorter or longer average duration is in the best interests of the Fund in light of market conditions at such times. The Adviser will modify the average duration of the Fund's portfolio in response to market conditions. The Adviser may employ certain strategies to reduce the Fund's interest rate sensitivity, including investments in interest rate swap or cap transactions. There is no assurance that the Adviser will do so or that such strategies will be successful.


      Credit Management. The Fund may invest in municipal securities with a broad range of credit ratings, including both investment grade and below-investment grade municipal securities. The Fund will not invest more than 15% of its total assets in fixed income securities, including municipal securities, rated below investment grade at the time of acquisition (that is, rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, determined by the Adviser to be of comparable credit quality). Municipal securities of below-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated municipal securities. Municipal securities rated Ba or BB may face significant ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the issuer being unable to meet its financial commitments. The protection of interest and principal payments may be moderate and not well-safeguarded during both good and bad times. Municipal securities rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be low, and such municipal securities are more vulnerable to nonpayment than obligations rated BB. Adverse business, financial or economic conditions will likely impair the issuer's capacity or willingness to meet its financial commitment on municipal securities. Municipal securities rated Caa, Ca or C by Moody's or CCC, CC or C by S&P are generally speculative to a high degree. These municipal securities may be in default or they may present elements of danger with respect to principal or interest. Generally, the issuers are dependent upon favorable business, financial and economic conditions to meet their financial commitments on such municipal securities. The Fund may invest in high yield municipal securities of any rating, including securities that are in default at the time of purchase.



      The Adviser will determine the allocation of the Fund's assets among securities with different credit ratings depending upon the Adviser's evaluation of factors such as the spread between the yields on municipal securities of different ratings, changes in default rates, general economic conditions and the outlook for fiscal issues facing municipal issuers. Generally, as the spread between the yield on investment grade and below-investment grade securities widens, the Adviser will allocate a greater portion of the Fund's assets to below-investment grade municipal securities. If the spread based on relative credit quality narrows, the Adviser may determine that high yield municipal securities no longer offer a sufficient risk premium and increase the average credit quality of the Fund's portfolio. As the economy strengthens and the default risk lessens, the Adviser may increase the Fund's investment in lower quality, below-investment grade securities. The Adviser also seeks to mitigate the risks of investing in below-investment grade securities through a disciplined approach, driven primarily by fundamental research to assess an issuer's credit quality and the relative value of its securities. Moreover, with respect to below-investment grade securities that are private activity bonds, the Adviser intends to emphasize securities that are backed by revenue from publicly traded companies. The Adviser believes that this focus offers the potential for an informational advantage due to the substantial reporting requirements of public companies. With respect to investments in below-investment grade private activity bonds, the Adviser also seeks to leverage its corporate credit research capabilities by selecting securities for the Fund payable from revenue derived from corporate issuers followed by the Adviser's staff. The Adviser believes that a prudent blend of investment grade and below-investment grade municipal securities offers investors the opportunity for high current yield without undue credit risk. Covering a broad range of sectors and issuers, below-investment grade municipal securities traded in 2003 with historically wide spreads and what the Adviser believes to be attractive valuations relative to investment grade municipal securities. High yield municipal securities also have shown low correlation to other asset classes, including corporate bonds, U.S. Treasury securities and equity securities, providing diversification potential to an investment portfolio.



      Although distributions of interest income from the Fund's municipal securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, are not. In addition, gains on sales of the common shares are not generally exempt from regular federal income tax. The Fund is not limited in the portion of its municipal securities portfolio that may be invested in municipal securities the interest income on which is a preference item for purpose of the alternative minimum tax for individuals or entities that are subject to such tax. All interest on municipal securities may result in or increase a corporate shareholder's liability for federal alternative minimum tax. Shareholders should consult a tax adviser about whether an alternative minimum tax applies to them and about state and local taxes on their distributions from the Fund.


EQUITY INVESTMENTS

      Depending upon the Adviser's outlook for the equity and municipal securities markets, the Adviser will invest at least 25% and up to 50% of the Fund's total assets in common and preferred stocks. The Adviser retains broad discretion to allocate this portion of the Fund's investments between common and preferred stocks. The Fund is not limited either in the types of equity securities or the market capitalization of issuers in which it may invest. Although the Fund will ordinarily focus its equity investments in securities of U.S. issuers, subject to the limitation of the Fund's investments in equity securities and its focus on equity securities that pay tax-qualified dividends, the Fund may invest in ADR's and in other securities of foreign issuers located in any geographic region, including securities of issuers based in developing or "emerging market" countries. The Fund will not concentrate its investments in a particular industry but is not precluded from focusing investments in issuers in a group of industries in related sectors (such as different types of utilities industries).

      Tax-qualified dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass through the tax treatment of tax-qualified dividends it receives from such corporations to its shareholders. For the Fund to receive tax-qualified dividends generally, the Fund must hold the otherwise qualified stock for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date (or, in the case of preferred stock, more than 90 days during the 180-day period beginning 90 days before the ex-dividend date). The "ex-dividend date" is the date which is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security even if the security is sold by such owner on the ex-dividend date or thereafter. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. For an individual shareholder to be taxed at long-term capital gain rates on dividends received from the Fund which otherwise would be eligible for treatment as tax-qualified dividends, the shareholder must hold his or her shares of the Fund for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date. For example, assume that the ex-dividend date established for a dividend paid with respect to the common stock of a corporation held by the Fund is July 1. The Fund must hold the common stock on the record date and must have held it for at least 61 days (including the record date) during the 120-day period from May 2 to and including August 29. Similarly, assuming that the ex-dividend date established for a dividend paid with respect to shares of the Fund is August 1, a shareholder must have held the Fund's shares on the record date and have held such shares for at least 61 days during the period from June 2 to and including September 29 for the shareholder to receive tax-qualified dividends from the Fund. Consequently, short-term investors in the Fund will not realize the benefits of tax-qualified dividends. The provisions of the Code, applicable to tax-qualified dividends are currently effective through December 31, 2008 but may be changed at any time, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken.

      The Adviser uses a value approach in selecting the Fund's equity investments. Using this investment style, the Adviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospectus for earnings growth. The Adviser also considers a security's potential to provide a reasonable amount of income. In making these assessments, the Adviser employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. The Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. In selecting investments, the Adviser considers various factors, including:

      -   favorable expected returns relative to perceived risk;

      -   management with demonstrated ability and commitment to the company;

      - low market valuations relative to earnings forecast, book value, cash flow and sales; and

      -   dividend growth prospects.

OTHER TAX MANAGEMENT STRATEGIES

      Taxes have a major influence on the net returns that investors receive on their taxable investments. Distributions of income, other than tax-qualified dividends, and distributions of net realized short-terms gains (on securities held for one year or less) are taxable as ordinary income, at U.S. federal income tax rates as high as 35%, whereas distributions of tax-qualified dividends and net capital gain (on securities held by the Fund for more than one year) are taxable at rates of up to 15%. As described above, the Fund seeks to provide a high level of total after-tax return in part by minimizing the taxes incurred by shareholders in connection with the Fund's net investment income and net realized gains.

      The Fund also seeks to achieve favorable after-tax returns in part by reducing the capital gains taxes incurred by shareholders in connection with the Fund's portfolio investments. The Adviser attempts to minimize distributions of long-term capital gains taxable to shareholders by avoiding, to the extent consistent with its investment objective, the sale of securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the Adviser generally will seek to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gain treatment that have the highest cost basis. The Adviser may sell securities to realize capital losses that can be used to offset realized gains. To protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on securities and securities indexes and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund may, subject to certain limitations, attempt to reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. There is no assurance that the Fund will use these strategies or that they will be successful if used. Dividends received by the Fund on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will not be eligible for treatment as tax-qualified dividends and certain options may reduce the holding period for securities held by the Fund such that dividends paid with respect to such securities would not be eligible for treatment as tax-qualified dividends.

OTHER INVESTMENTS

      In addition to investing in municipal securities and equity securities that pay tax-qualified dividends, the Fund may invest in other securities, including debt instruments, REITs and equity securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. To the extent that the Fund invests in such securities, the Fund will generate ordinary income taxable to shareholders at ordinary income tax rates and may not be able to achieve its objective of a high level of total after-tax return, including attractive tax-advantaged income. For any year, so long as the Fund's ordinary income taxable to shareholders at ordinary income tax rates and net realized short-term capital gains are fully offset by expenses of the Fund (other than expenses allocable to tax-exempt interest), all of the Fund's income distributions, other than distributions of tax-exempt income, would be characterized as tax-qualified dividends to the extent of the aggregate dividends received by the Fund that is qualified dividend income within the meaning of Section 1(h)(11)(B) of the Code. Although the Fund intends to invest primarily in municipal securities and equity securities that pay tax-qualified dividends and to satisfy the holding period requirements, a portion of the Fund's income distributions may be taxable as ordinary income.

      Normally, the Fund will invest substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective.

                               PORTFOLIO CONTENTS

SECURITIES RATINGS

      Securities rated Baa by Moody's are considered by Moody's as medium to lower medium investment grade securities; they are neither highly protected nor poorly secured; interest payments and principal security appear to Moody's to be adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and to repay principal; while such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rating categories. Fixed income securities of below-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and to repay principal and are commonly referred to as "junk bonds" or "high yield securities." Such securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated fixed income securities.



      The descriptions of the rating categories by Moody's and S&P, including a description of their speculative characteristics, are set forth in the Statement of Additional Information. All references to securities ratings by Moody's and S&P in this prospectus shall, unless otherwise indicated, include all securities within each such rating category (that is, (1), (2) and (3) in the case of Moody's and (+) and (-) in the case of S&P). All percentage and ratings limitations on securities in which the Fund may invest shall apply at the time of acquisition and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund's initial investment in such security or the percentage limitation is exceeded as a result of changes in the market value of the Fund's portfolio securities. The Fund is not required to dispose of a security in the event a rating agency downgrades or withdraws its rating of a security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrading. When a security is rated by more than one of these rating agencies, the Adviser will use the highest rating in applying its investment policies.


MUNICIPAL SECURITIES

      Municipal securities are often issued to obtain funds for various public purposes, including refunding outstanding obligations, funding for general operating expenses and lending to other public institutions and facilities. Municipal securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. The obligations of the issuer of a revenue obligation may, in addition, be backed by a letter of credit from a bank, a guarantee from another issuer or insurance. The credit rating assigned to municipal securities may reflect the existence of these guarantees, letters of credit or other credit enhancement features. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds. In addition to general obligations and revenue obligations, there are a variety of hybrid and special types of municipal securities.

      One or a small number of institutional investors, such as the Fund, may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities may be readily marketable.

      Although distributions of interest income from the Fund's municipal securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your common shares are not. You should consult your tax adviser as to whether the alternative minimum tax applies to you and as to whether you will be subject to state and local taxes on your distributions from the Fund.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. The Fund cannot predict what legislation, if any, may be proposed in the future in Congress regarding the federal income tax status of interest on municipal securities. Such proposals, if enacted, might materially and adversely affect the Fund.

MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION

      The Fund may invest in municipal leases and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue obligations. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure fully to recover the Fund's original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

      A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days' notice, of all or any part of the Fund's participation interest in the underlying municipal securities, plus accrued interest.

      Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Fund's limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by the Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities for the purpose of such limitation.

In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors, including: (i) the willingness of dealers to bid for the obligation; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

MUNICIPAL NOTES

      Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

TAX-EXEMPT COMMERCIAL PAPER

      Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance the working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


PRE-REFUNDED MUNICIPAL SECURITIES


      The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

PRIVATE ACTIVITY BONDS

      Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

TENDER OPTION BONDS

      A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "IRS") will agree with such counsel's opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. The Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

INSURED MUNICIPAL SECURITIES

      The Fund may invest in "insured" municipal securities, which are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles the Fund to receive at maturity the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the Fund. The Fund may utilize new issue or secondary market insurance. A bond issuer who wishes to increase the credit rating of a security purchases a new issue insurance policy. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from S&P) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding. A secondary market insurance policy is purchased by an investor subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term.

AUCTION RATE SECURITIES

      The Fund may invest in auction rate securities. Auction rate securities include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. The Fund will take the time remaining until the next scheduled auction date into account for the purpose of determining the securities' duration. The Fund's investments in auction rate securities of closed-end funds are subject to the limitations on investments in other investment companies prescribed by the 1940 Act.

COMMON STOCKS

      The Fund may invest up to 50% of its assets in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund generally expects to focus primarily on the security's dividend paying capacity rather than on its potential for capital appreciation.

PREFERRED SECURITIES

      The Fund may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income securities.

      Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

      Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

      Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock's dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions. Dividends received by the Fund on auction rate preferred stocks will not be eligible for treatment as tax-qualified dividends.

CONVERTIBLE SECURITIES

      The Fund's investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Income payments received by the Fund on convertible fixed income obligations will not be eligible for treatment as tax-qualified dividends; dividend payments received by the Fund on convertible preferred stocks may be eligible for treatment as tax-qualified dividends.

REAL ESTATE INVESTMENT TRUSTS (REITS)

      The Fund may invest in REITs. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Generally, REIT income distributions will not, subject to certain limited exceptions, be eligible for treatment as tax-qualified dividends.

FOREIGN SECURITIES

      The Fund will ordinarily focus its investments in securities of U.S. issuers, but may invest without limit in ADRs and in other securities of foreign issuers located in any geographic area, including securities of issuers based in developing or "emerging market" countries.

TAXABLE DEBT SECURITIES

      The Fund may invest in taxable debt securities. Taxable debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities, including notes, bonds and debentures; certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates. Income payments received by the Fund on debt securities will not be eligible for treatment as tax-qualified dividends.

MONEY MARKET INSTRUMENTS

      Money market instruments include short-term U.S. government securities, U.S. dollar denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer's right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself. Income payments received by the Fund on money market securities received by the Fund will not be eligible for treatment as tax-qualified dividends.

U.S. GOVERNMENT SECURITIES

      U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States government. Others are supported by:
(i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid. Income payments on U.S. government securities received by the Fund will not be eligible for treatment as tax-qualified dividends.

ILLIQUID SECURITIES

      The Fund may invest up to 20% of its total assets in illiquid securities (that is, securities that are not readily marketable). Liquidity of a security relates to the ability to easily dispose of a security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable, more liquid security. Illiquid securities include, but are not limited to restricted securities (securities for which the disposition is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period of time may elapse between the Fund's decision to sell and when the Fund is actually permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which would have prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

OTHER INVESTMENT COMPANIES

      The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and principal investment strategies and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. Other provisions of the 1940 Act are less restrictive provided that the Fund is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company. However, the Adviser has obtained an exemptive order from the Securities and Exchange Commission that permits the Fund to invest cash balances in money market funds managed by the Adviser.

      The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund. Income generated from the Fund's investment in another investment company may not be tax-exempt or eligible for treatment as tax-qualified dividends.

STANDBY COMMITMENTS

      In order to enhance the liquidity of municipal securities, the Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a

"standby commitment" or "liquidity put," depending on its characteristics. The aggregate price which the Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms. Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security. The right to sell may be exercisable on demand or at specified intervals and may form part of a security or be acquired separately by the Fund.

      Because the period prior to the put date is generally less than 365 days, the Fund generally values the municipal securities subject to standby commitments at amortized cost. The Board of Trustees has adopted procedures pursuant to which the Adviser may determine that amortized cost represents the fair value of these securities. The exercise price of the standby commitments is expected to approximate such amortized cost. Consequently, no separate value is assigned to standby commitments for purposes of determining the Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers that present a minimal risk of default. However, this policy reduces, but does not eliminate, the risk of default by the standby commitment writer.

ZERO COUPON SECURITIES

      The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds.

STRATEGIC TRANSACTIONS

      The Fund may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.

      The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The

Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Income payments received by the Fund from Strategic Transactions generally will not be eligible for treatment as tax-qualified dividends.

      Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use successfully Strategic Transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

      A more complete discussion of Strategic Transactions and their risks is contained in the Statement of Additional Information.

SHORT SALES


      The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against the box). In a short sale against the box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock.



      The ability to use short sales against the box, certain equity swaps and certain equity collar strategies as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out within thirty days of the end of the Fund's taxable year and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales. Dividends received on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income.


REPURCHASE AGREEMENTS

      The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. Under the direction of the Board of Trustees, the Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction. Income payments received by the Fund from repurchase agreements generally will not be eligible for treatment as tax-qualified dividends.

LENDING OF PORTFOLIO SECURITIES

      The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

      As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund's total assets. Income realized by the Fund from securities lending and payments in lieu of dividends on loaned stock will not be eligible for treatment as tax-qualified dividends.

PORTFOLIO TURNOVER

      It is the policy of the Fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

                                    LEVERAGE

      The Fund may use leverage through the issuance of preferred shares. The Fund currently anticipates issuing preferred shares with an aggregate liquidation preference representing approximately 33 1/3% of the Fund's total assets after such issuance. The Fund is also authorized to borrow or issue debt securities for leveraging purposes up to such limitation and in excess of such limit for temporary purposes, such as the settlement of transactions. The Fund generally will not issue preferred shares or borrow unless the Adviser expects that the Fund will achieve a greater total return as a result of such leverage. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's holdings. When the Fund leverages its assets, the fees paid to the Adviser for investment advisory and management services will be higher than if the Fund did not borrow because the Adviser's fees are calculated based on the Fund's total managed assets, including the proceeds of the issuance of preferred shares or any outstanding borrowings. To the extent that leveraging the Fund increases the portion of the Fund's expenses that may be paid by the Fund under the Adviser's expense limitation, the Adviser may have an incentive to incur leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund's assets. The Board of Trustees will monitor this potential conflict. The Board of Trustees intends to monitor the spread between the dividend yield on any preferred shares and the total return on the Fund's portfolio. If in the future that spread narrows materially, the Board of Trustees intends to evaluate whether employing preferred shares as a means of leverage remains in the best interest of the holders of the common shares.

      The Fund's use of leverage is premised upon the expectation that the Fund's preferred share dividends or borrowing costs will be lower than the total return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or borrowing. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. The fees and expenses attributed to leverage will be disproportionately borne by the holders of common shares, who will bear all offering expenses pertaining to leverage. However, the holders of common shares will be the beneficiaries of any incremental return. Should the differential between the underlying assets and costs of leverage narrow, the incremental "pick up" will be reduced. Furthermore, if long-term rates rise or the Fund otherwise incurs losses on its investments, the Fund's net assets attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.

      Leverage creates risks that may adversely affect the return for the holders of common shares, including:

      - the likelihood of greater volatility of the net asset value and market price of and dividends on the Fund's common shares;

      - fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

      - increased operating costs, which are borne entirely by the Fund's common shareholders and which may reduce the total return on the Fund's common shares; and

      - the potential for a decline in the value of an investment acquired with leverage, while the Fund's obligations as a result of such leverage remain fixed.

      To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated. Subject to review by the Board of Trustees, the Adviser may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of additional classes of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on common shares or to engage in other activities. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

      The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations that may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and principal investment strategies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Adviser otherwise views as favorable.

      Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (that is, the liquidation value may not exceed 50% of the value of the Fund's total assets less the Fund's liabilities and indebtedness). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain coverage of any preferred shares of at least 200%. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (that is, such indebtedness may not exceed 33 1/3% of the value of the Fund's total assets less the Fund's liabilities and indebtedness not attributable to financial leverage). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be.

      Whether and to the extent that the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser's ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.


      Assuming the Fund issues preferred shares with a liquidation preference equal to approximately 33 1/3% of the Fund's total assets and an annual dividend rate of 0.80% of such liquidation preference, the Fund would need to achieve an annual return (net of expenses) on its total assets of .27% to cover such dividend payments on the preferred shares.



      The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by issuing preferred shares with a liquidation value equal to 33 1/3% of the Fund's total capital, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive or greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.



Assumed Portfolio Return (Net of Expenses).....  (10.00)%  (5.00)%   0.00%   5.00%   10.00%
Corresponding Common Share Return..............  (15.40)%  (7.90)%  (0.40)%  7.10%   14.60%


      Until the Fund issues preferred shares or borrows, the Fund's common shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the common shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objective and principal investment strategies.

                                  RISK FACTORS

GENERAL

      The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. Because the Fund invests predominantly in municipal securities as well as equity securities, an investment in the Fund's common shares may be speculative in that it involves a high degree of risk. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

NO OPERATING HISTORY

      The Fund is a newly organized, diversified, closed-end management investment company and has no operating history or history of public trading.

MARKET DISCOUNT RISK

      Shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Both long and short-term investors, including investors who sell their shares within a relatively short period after completion of the initial public offering, will be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Following the offering, the net asset value of the Fund will be reduced by the sales load and the amount of offering expenses paid by the Fund.

TAX RISK

      The value of the Fund's investments and its net asset value may be adversely affected by changes in tax rates and policies. Because the Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income, the attractiveness of investing in municipal securities and equity securities that pay tax-qualified dividends in relation to other investment alternatives is affected by changes in federal income tax laws and regulations, including changes in the tax-qualified dividend provisions. The provisions of the Code applicable to tax-qualified dividends are currently effective through December 31, 2008 but may be changed at any time before that date, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities and the after-tax returns of equity securities. This could in turn affect the Fund's net asset value and ability to acquire and dispose of municipal securities and equity securities at desirable yields or returns and price levels. There can be no assurance as to the portion of the Fund's dividends that will be tax-exempt or tax-qualified. Additionally, the Fund is not a suitable investment for IRAs, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.


MUNICIPAL SECURITIES MARKET RISK

      The yields on and market prices of municipal securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The value of outstanding municipal securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal securities and changes in general interest rate levels. Changes in the value of the municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the Fund's net asset value per share.

      The ability of a municipal issuer to meet its obligations on municipal securities (other than private activity bonds) is subject to the risk that the municipal issuer of the securities will not have sufficient revenues from taxes and other sources of income to pay interest and repay principal on the municipal securities. The level of municipal income may be adversely affected by various factors, including general economic activity, real estate values and changes in governmental expenses. The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected.


      The amount of public information available about the issuance of municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Adviser than would a stock fund or a taxable bond fund. The secondary market for municipal bonds, particularly below-investment grade municipal securities in which the Fund will invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal securities at attractive prices.


      Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war and expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

INCOME AND INTEREST RATE RISK


      The income shareholders receive from the Fund is based primarily on the dividends and interest earned by the Fund from its investments, which can vary widely over the short and long term. The dividend income from the Fund's investment in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events effecting a specific industry or issuer, the issuers of the common stocks held by the Fund may reduce the dividends paid on such common stocks.


      Interest rate risk is the risk that the municipal securities and other debt (and, in certain cases, equity) securities in which the Fund invests (and the Fund's net assets) will decline in value because of changes in interest rates. Interest rate risk includes the following risks:

      - If interest rates go up, the value of municipal securities and debt (and, in certain cases, equity) securities in the Fund's portfolio generally will decline.

      - During periods of declining interest rates, an issuer may exercise its option to redeem municipal securities or prepay principal of debt securities earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

      - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

      The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is using leverage.

COMMON STOCK RISK


      The common stocks and other equity securities in which the Fund invests may experience substantial volatility in their market value. Although common stocks typically provide higher returns than debt securities, they are also more susceptible to adverse changes in market value due to issuer-specific events, such as unfavorable earnings reports, negative press releases and market-related news. The market values of common stocks are also sensitive to changes in investor perceptions as well as general movements in the equities markets. Common stock holders are also subordinate to debt holders and other senior security holders in an issuer's capital structure, and a common stock may not have any value in the event the issuer declares bankruptcy or is subject to the claims of creditors if the value of the issuer's assets does not exceed the issuer's liabilities. Common stock prices may be sensitive to rising interest rates, as the costs of capital or borrowing increase. Common stocks are also subject to the general risks of the issuer's industry, sector, geographic region and market capitalization.


CREDIT AND JUNK BOND RISK


      Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power. Sizable investments in revenue obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue obligations and do not generally carry the pledge of the credit of the issuing municipality.


      The Fund may invest a portion of its assets in fixed income securities that are rated below investment grade (commonly referred to as "junk bonds" or "high yield securities"), that is, rated Ba or below by Moody's or BB or lower by S&P, or unrated securities determined by the Adviser to be of comparable credit quality. Investment in fixed income securities of below-investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield fixed income securities tend to be more volatile, and these securities are less liquid, than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:


      - increased price sensitivity to changing interest rates and to a deteriorating economic environment;

      -   greater risk of loss due to default or declining credit quality;

      - adverse issuer-specific events are more likely to render the issuer unable to make interest and/or principal payments; and

      - if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time.

      Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the national economy enters into a recessionary phase during 2004, potentially decreasing the tax and other revenue of municipal issuers, or interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by high yield municipal issuers is likely to increase. Similarly, down-turns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

      The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

      Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

MATURITY RISK

      The Fund may invest in municipal securities of any maturity, although the Adviser anticipates that the Fund will generally invest in intermediate to long-term municipal securities. The Adviser anticipates that the average duration of the Fund's portfolio of municipal securities will range from 5 years to 12 years; however, the Adviser is not restricted to such range if the Adviser determines a shorter or longer average duration is in the best interests of the Fund in light of market conditions at such times. Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of the Fund's municipal security investments may affect the volatility of the Fund's common share price.

CALL RISK

      The issuers of municipal securities held by the Fund may call, or prepay principal due on, their securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund. The Fund also may lose the premium paid for the securities.

RISKS OF MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION

      The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue obligations. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly and result in a delay in recovering or the failure fully to recover the Fund's original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which merely represent an interest in municipal leases or installment contracts, involve the same risks as the underlying municipal leases. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation. Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for purposes of the Fund's limitation on investments in illiquid securities.

CONCENTRATION RISK


      The Fund may invest 25% or more of the value of its total assets in municipal securities of issuers located in the same state or territory or in the same economic sector. The Fund will not invest more than 25% of its total assets in issuers in a single industry or municipal securities backed by assets and revenues of similar projects. Governmental issuers of municipal securities are not considered part of any "industry." The issuers of these municipal securities may be related in such a way that an economic, business or political development or change affecting one municipal security would also affect other municipal securities held by the Fund. Within the Fund's portfolio of municipal securities, the Fund may invest all of its assets in municipal securities the interest on which is paid solely from revenues from the same economic sector. The Adviser anticipates that the Fund's investments in revenue obligations will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. Subject to the availability of suitable investment opportunities, the Adviser will attempt to diversify the Fund's investments to seek to minimize the portfolio's sensitivity to credit and other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence. The Fund is not required to diversify its holdings in municipal securities among a fixed number of states or economic sectors, and, consequently, the Fund's portfolio may be adversely affected by developments in a single state, region or economic sector. Concentration of the Fund's investments in one or a limited number of states or economic sectors will subject the Fund, to a greater extent than if such investments were not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, economic sector or other area of concentration. The Fund has no current intention to invest more than 25% of the value of its total assets in municipal securities of issuers located in a single state but may do so in the future. To the extent that the Fund invests more than 25% of its assets in municipal securities of issuers in a single state, the Fund will be exposed to a greater degree to risks associated with that specific state, including budget and fiscal issues, changes in the degree of financial support from the state to local governments, political disputes that delay appropriations or otherwise adversely affect municipal securities and the general economic activity in such state, which may adversely affect tax receipts and other municipal revenue. The Fund will not send a notice to shareholders if 25% or more of the Fund's assets are represented by municipal issuers in a single state. However, the Fund's annual and semi-annual financial statements will disclose the percentage of the Fund's assets invested in each state and the Fund will issue a press release in the event that more than 25% of the value of the Fund's total assets are invested in municipal securities of issuers located in a single state, identifying the state and including appropriate risk disclosure as to such state. To the extent that the Fund focuses its assets in the hospital and healthcare sector, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Issuers in the power generation sector can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

      The Fund may invest in municipal securities that are collateralized by the proceeds from class action or other litigation against the tobacco industry. Payment by tobacco industry participants of such proceeds is spread over several years, and the collection and distribution of such proceeds to the issuers of municipal securities is dependent upon the financial health of such tobacco industry participants, which cannot be assured. Additional litigation, government regulation or prohibition on the sales of tobacco products, or the seeking of protection under the bankruptcy laws, could adversely affect the tobacco industry, which, in turn, could have an adverse affect on tobacco-related municipal securities. Under normal market conditions, the Fund intends to limit its investment in tobacco settlement bonds to approximately 10% of the Fund's total assets.

VALUE INVESTING RISK

      The Fund focuses its equity investments on dividend-paying common and preferred stocks that the Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

SPECIAL RISKS RELATED TO PREFERRED SECURITIES

      There are special risks associated with the Fund's investments in preferred securities:

      - Limited Voting Rights. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

      - Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

      - Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for federal income tax purposes although it has not yet received such income in cash.

      - Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments.

      - Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

CONVERTIBLE SECURITIES RISK

      The preferred securities and debt securities in which the Fund invests may be convertible into the issuer's or a related party's common shares. Convertible securities generally offer lower dividend yields or interest rates than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase, and conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.

REIT RISK

      Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as healthcare, are also subject to risks associated with such industry.

      REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

      REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

FOREIGN SECURITIES RISK

      The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investment in one region or in the securities of emerging market issuers. These risks may include:

      - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices.

      - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable.

      - Currency exchange rates or controls may adversely affect the value of the Fund's investments.

      - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession.

      -   Withholdings and other non-U.S. taxes may decrease the Fund's return.

      There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

      Economies and social and political climates in individual countries may differ unfavorably from the U.S. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

ILLIQUID INVESTMENTS RISK

      Illiquid securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. The Adviser anticipates that its research efforts and investment approach will result in a significant portion of the Fund's assets being invested in thinly traded securities, including both illiquid securities and liquid securities as to which the trading market is less active than comparable issues.

DERIVATIVES RISK

      Strategic Transactions, such as the use of derivatives, have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

      There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships or other factors.

      Under an interest rate swap or cap agreement (whether entered into in connection with any preferred shares or other forms of leverage or for portfolio management purposes), the payment obligations, if any, of the Fund and the counterparty are netted against each other, resulting in a net payment due either from the Fund or the counterparty. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the Fund's overall performance. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's performance. If the Fund fails to maintain a required 200% asset coverage of the liquidation value of the outstanding preferred shares or if the Fund loses its expected rating on the preferred shares or fails to maintain other covenants, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain in a segregated account cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

      The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the Fund's overall performance. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the Fund's net asset value. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce the Fund's net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance the Fund's net earnings. Buying interest rate caps could enhance the Fund's performance by providing a maximum leverage expense. Buying interest rate caps could also decrease the Fund's net earnings in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

      Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make and any termination payments potentially owed by the Fund. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund's preferred shares or interest payments on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the Fund's performance.

LEVERAGE RISK

      The Fund may use leverage through the issuance of preferred shares. The Fund currently anticipates issuing preferred shares with an aggregate liquidation preference representing approximately 33 1/3% of the Fund's total assets after such issuance. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

      - the likelihood of greater volatility of net asset value and market price of the Fund's common shares;

      - fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

      - increased operating costs, which are borne entirely by the Fund's common shares and which may reduce the total return on the Fund's common shares; and

      - the potential for a decline in the value of an investment acquired with leverage, while the Fund's obligations as a result of such leverage remain fixed.

      To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceed the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund's assets decline in value, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

      Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants than may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations, which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

RISKS OF CONFLICTING INTERESTS OF HOLDERS OF COMMON AND PREFERRED SHARES

      Although the Fund's common and preferred shares both represent an interest in the same underlying pool of assets, the interests of the holders of common shares and any preferred shares will differ. The preferred shares will earn a dividend at a fixed rate or a rate that is determined by a periodic auction process. Dividends on any preferred shares may include an obligation to make a "gross-up" payment in certain circumstances if any of the income distributed by the Fund to holders of the preferred shares is subject to regular federal income tax. Any such payment would be paid out of Fund assets attributable to holders of the common shares. The preferred shares will be entitled to that dividend rate, and no more, regardless of the income of the Fund. The holders of the common shares will bear all of the expenses of the Fund, including the offering costs of the preferred shares. In order to obtain a favorable rate or rating on the preferred shares, the Fund is expected to agree to certain limitations on its investments and activities. These limitations are intended to protect the interests of the holders of the preferred shares and not the holders of the common shares. If the Fund does not comply with these limitations, the Fund would be required to redeem some or all of the preferred shares at par before any dividend or other payment is made to the holders of the common shares. In addition, the Fund will not be able to pay dividends on the common shares at any time when a dividend payment on the preferred shares is past due or the Fund is obligated to redeem preferred shares but has not yet set aside assets for such purpose. The holders of the preferred shares will be entitled under the 1940 Act to elect two members of the Board of Trustees and to elect a majority of the Board of Trustees if the Fund has defaulted on its obligations on the preferred shares and such default has continued for a period of two or more years. The holders of preferred shares will also be entitled to vote as a separate class on certain matters, including the conversion of the Fund to an open-end investment company, which may prevent the common shareholders from controlling the Fund as to such matters even though the common shares represent a majority of the economic interests in the Fund.

ANTI-TAKEOVER PROVISIONS RISK

      The Fund's Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates, open-ending the Fund and a merger, liquidation, asset sale or similar transaction.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS


      The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers of the Fund, together with their principal occupations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees serves as a Trustee of each of the 52 U.S. registered investment portfolios for which the Adviser serves as investment adviser.


INVESTMENT ADVISER


      The Fund has contracted with the Adviser to act as its investment adviser. The Adviser is an indirect subsidiary of UniCredito. The Adviser is part of the global asset management group providing investment management and financial services to mutual funds and other clients. As of December 31,

2003, assets under management by the Adviser and its affiliates were approximately $145 billion worldwide, including over $34 billion in assets under management by the Adviser. As of December 31, 2003, the Adviser managed approximately $22 billion in equity securities and municipal securities. Certain Trustees or officers of the Fund are also directors and/or officers of certain of UniCredito's subsidiaries, including the Adviser.


      The Adviser provides the Fund with investment research, advice and supervision and furnishes the Fund with an investment program consistent with the Fund's investment objective and principal investment strategies, subject to the supervision of the Fund's Board of Trustees. The Adviser determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Fund's securities transactions, and reports to the Board of Trustees on the Fund's investments and performance.

ADVISORY AGREEMENT

      Under the terms of the advisory agreement (the "Advisory Agreement"), the Fund will pay to the Adviser monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to .60% of the Fund's average daily managed assets. "Managed assets" means the total assets of the Fund (including any assets attributable to financial leverage that may be outstanding) minus the sum of the accrued liabilities (other than liabilities representing financial leverage). The liquidation preference on any preferred shares is not a liability. Because the fee paid to the Adviser is determined on the basis of the Fund's managed assets, the Adviser's interest in determining whether to leverage the Fund may differ from the interests of the Fund. The Board of Trustees intends to monitor the spread between the dividend yield on any preferred shares and the total return on the Fund's portfolio. If in the future that spread narrows materially, the Board of Trustees intends to evaluate whether employing preferred shares as a means of leverage remains in the best interest of the holders of the common shares. The Fund's average daily managed assets are determined for the purpose of calculating the management fee by taking the average of all of the daily determinations of total assets during a given calendar month. The fees are payable for each calendar month as soon as practicable after the end of that month.

      Under the terms of the Advisory Agreement, the Adviser pays all of the operating expenses, including executive salaries and the rental of office space, relating to its services for the Fund, with the exception of the following, which are to be paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits;
(b) the charges and expenses of auditors; (c) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund; (d) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, expenses in connection with any preferred shares, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Board of Trustees; (i) compensation of those Trustees of the Fund who are not affiliated with or interested persons of the

Adviser or the Fund (other than as Trustees); (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; (l) the fees and other expenses of listing the Fund's shares on the New York Stock Exchange or any other national stock exchange; and (m) any other expense that the Fund, the Adviser or any other agent of the Fund may incur (I) as a result of a change in the law or regulations, (II) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (III) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Trustees who are not affiliates of the Adviser) as being an appropriate expense of the Fund. In addition, the Fund will pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

      The Adviser has agreed for the first three years of the Fund's investment operations to limit the Fund's total annual expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Fund is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the Fund to qualify as a regulated investment company under the Code or any other nonrecurring or non-operating expenses) to ..80% of the Fund's average daily managed assets. The dividend on any preferred shares is not an expense. The Adviser may subsequently recover reimbursed expenses (within three years of being incurred) from the Fund if the Fund's total expenses are less than .80% of average daily managed assets.


      The Fund will enter into an administration agreement with Princeton Administrators, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated (one of the underwriters of this offering), and the Adviser, pursuant to which Princeton Administrators, L.P. will provide certain administrative and accounting services to the Fund and the Adviser provides certain administrative services to the Fund. The Fund will pay Princeton Administrators, L.P. a monthly fee equal to the greater of $10,000 per month or ..07% of the Fund's average daily managed assets up to $500 million and .03% for average daily managed assets in excess of $500 million. The Adviser will not receive any compensation under the administration agreement.


      Pursuant to a separate agreement, the Fund may compensate the Adviser for providing certain legal and accounting services.

PORTFOLIO MANAGER

      Day-to-day management of the Fund's portfolio of municipal securities is the responsibility of a team of fixed income portfolio managers led by Kenneth
J. Taubes. The team, which also includes David Eurkus and Timothy Pynchon, manages other Pioneer mutual funds investing primarily in fixed income securities. Mr. Taubes is responsible for overseeing the Adviser's fixed income team. The Adviser's fixed income investment team consists of more than 28 professional portfolio managers and analysts worldwide, including ten investment professionals located in the U.S., who pair traditional credit analysis with a disciplined, top-down and bottom-up research-driven investment process. Mr. Taubes joined the Adviser as a senior vice president in September 1998 and has been an investment professional since 1982. Prior to joining the Adviser, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several institutional accounts and mutual funds at another investment adviser. Mr. Eurkus joined the Adviser as a senior vice president in January 2000 and has been an investment professional since 1969. From 1998 to 2000, Mr. Eurkus was a senior vice president of fixed income investing for the Private Client Group at Brown Brothers Harriman. Prior to that he was a senior vice president at Putnam Investments. His experience includes national, single state, closed-end and high yield municipal bond funds. Mr. Pynchon is a senior credit analyst and joined the Adviser as a vice president in 2002. Mr. Pynchon has been an investment professional since 1988 and has over 20 years' experience in high yield credit analysis, both corporate and municipal. Prior to joining the Adviser, Mr. Pynchon was a managing director with Commerce Capital Markets, where he was responsible for structuring high yield municipal transactions.

      Day-to-day management of the Fund's portfolio of equity securities is the responsibility of a team of domestic equity portfolio managers led by John A. Carey. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. John A. Carey is the director of portfolio management and an executive vice president of the Adviser. Mr. Carey joined the Adviser as an analyst and has been an investment professional since 1979. The equity team also includes Walter Hunnewell, Jr., a vice president of the Adviser. Mr. Hunnewell joined the Adviser in August 2001 and has been an investment professional since 1985. Prior to joining the Adviser, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001. He was a global equity analyst with Putnam Investment from 1994 to 1999.

                          DIVIDENDS AND DISTRIBUTIONS

      The Fund intends to distribute dividends of all or a portion of its net investment income monthly to holders of common shares. It is expected that the Fund will commence paying dividends to holders of common shares within approximately 90 days of the date of this prospectus. Dividends and distributions may be payable in the manner determined by the Trustees, including cash or common shares with the option to receive cash in lieu of the shares. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividends paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. In order to maintain a stable dividend rate on the common shares, the Fund may also make distributions that constitute a return of capital. The Fund is not required to maintain a stable level of distributions, or distributions at any particular rate, to common shareholders. For federal income tax purposes, in order to obtain the favorable tax treatment afforded to a regulated investment company, the Fund is required, and intends, to distribute substantially all of its net investment income for each year. All or substantially all net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually.

      Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be.

      While any preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (1) all accumulated preferred dividends have been paid and (2) the value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

      In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the common shares in the event of a default on the Fund's borrowings. If the Fund's ability to make distributions on its common shares is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for shareholders. See "Leverage" and "Federal Income Tax Matters."


      See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in common shares. Dividends (other than exempt-interest dividends) and distributions may be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

      The yield on the Fund's common shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, changes in interest rates (including changes in the relationship between short-term rates and long-term rates), the amount and timing of the use of borrowings and other leverage by the Fund, the effects of leverage on the common shares discussed above under "Leverage," the timing of the investment of leverage proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its common shares and the yield for any given period is not an indication or representation of future yields on the Fund's common shares.

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN


      Pursuant to the Fund's automatic dividend reinvestment plan (the "Plan"), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by Mellon Investor Services LLC, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional common shares of the Fund. In the event a dividend or capital gains distribution is declared in shares with the option to take cash and the shares are trading at a "market discount," as described below, the Plan provides that its distribution will be taken in cash and reinvested in accordance with the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Agent, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.


      Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the newly issued shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participant in open-market purchases. Prior to the time common shares commence trading on the New York Stock Exchange, participants in the Plan will receive any dividends in newly issued shares.

      In the event of a market discount on the payment date for any dividend or distribution, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis, or in no event more than 30 days after the dividend payment date (last purchase date), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

      The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Dividend reinvestment is confirmed quarterly. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

      In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

      There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.


      The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Federal Income Tax Matters."

      Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's common shares is higher than the net asset value per share, participants in the Plan will receive common shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value per share, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

      All correspondence concerning the Plan should be directed to the Plan Agent at 85 Challenger Road, Ridgefield, New Jersey 07600.

                           CLOSED-END FUND STRUCTURE

      The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at net asset value. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

      Shares of closed-end funds frequently trade at a discount to their net asset value per share. Common shares of closed-end investment companies like the Fund that invest predominantly in municipal or equity securities have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods have traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the Fund's Board of Trustees may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

                     POSSIBLE CONVERSION TO OPEN-END STATUS


      The Fund may be converted to an open-end investment company at any time by a vote of the outstanding shares. See "Certain Provisions of the Agreement and Declaration of Trust and By-Laws" for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all outstanding preferred shares (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's common shares would no longer be listed on the New York Stock Exchange. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. Based upon attempts by other closed-end funds to reduce the discount, the Board of Trustees does not believe that tender offers or a repurchase of the Fund's shares would have a long-term effect on the discount. Consequently, if the Board were to authorize the Fund to repurchase, it is likely to do so only on terms that would increase the Fund's net asset value per common share. Even if the common shares are trading at a discount, there can be no assurance that the Board of Trustees will authorize any repurchase offer, tender offer or other action which might have the effect of reducing the discount.


                           FEDERAL INCOME TAX MATTERS

      The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of common shares of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

      The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Fund must satisfy certain tests regarding the sources of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax exempt interest, if any, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax thereby subjecting any income earned by the Fund to tax at the corporate level at a maximum 35% U.S. federal income tax rate and, when such income is distributed, to a further tax at the shareholder level.

      The Fund intends to invest a significant portion of its assets in municipal securities so that it will be permitted to pay "exempt-interest dividends" as defined under applicable U.S. federal income tax law. The Code permits tax-exempt interest received by the Fund to flow through as tax-exempt exempt-interest dividends to the Fund's shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, that is, obligations described in Section 103(a) of the Code. That part of the Fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the Fund as an "exempt interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual percentage of tax-exempt income earned by the Fund during any particular month. That portion of the Fund's dividends and distributions not designated as tax-exempt will be taxable as described below.

      Exempt-interest dividends derived from interest on certain "private activity bonds" will be items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder's liability for the U.S. federal alternative minimum tax. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users.

      Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the Fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the Fund. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Fund.

      The Fund seeks to invest its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with its investment objective. In addition to investing in equity securities that pay tax-qualified dividends, the Fund may also invest a portion of its portfolio in debt and equity securities the income on which is taxable at ordinary income tax rates, and may engage in other transactions generating gain or income which is not tax-exempt, for example, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into swaps, options and futures transactions. The Fund's distributions from such gain or income will not be "exempt-interest dividends," as described above, and accordingly will be taxable.

      Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.


      Unless a shareholder is ineligible to participate or elects otherwise, distributions will be automatically reinvested in additional common shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, assuming the Fund has sufficient current or accumulated earnings and profits, such distributions, other than exempt-interest dividends, generally will be taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. In general, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund and certain other requirements are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate, and dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund.


      Dividend income distributed to individual shareholders may qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to "qualified dividend income," as that term is defined in
Section 1(h)(11) of the Code, from the Fund's investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholder. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

      In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends, and dividends received by the Fund from REITs are qualified dividends only in limited circumstances. Dividends distributed to shareholders attributable to income from such investments and from the Fund's investments in debt securities, auction rate preferred stock or any other investments that do not produce qualified dividend income will not qualify for the maximum 15% U.S. federal income tax rate on qualified dividend income, unless 95% or more the Fund's "gross income" (as specially computed) for a taxable year is comprised of qualified dividend income received by the Fund, in which case all dividends attributable to such gross income will be taxable to individual shareholders at a maximum 15% U.S. federal income tax rate if certain holding period and other requirements are met.

      A dividend paid by the Fund to a common shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 120 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

      Shareholders receiving a distribution in the form of additional shares issued by the Fund will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash, except when the Fund distributes newly issued shares, in which case the amount of the distribution will be equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the amount of the distribution. The source and U.S. federal income tax status of all distributions will be reported to shareholders annually, and shareholders receiving distributions in the form of additional shares of the Fund will receive a report as to the net asset value of those shares.

      If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

      A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

      Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of the Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the Fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

      The exclusion from gross income of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exclusion under the tax laws of any state or local taxing authority, which laws vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the Fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements which the Fund makes no commitment to seek to satisfy. However, the Fund will report annually to its shareholders the percentage of interest income received by the Fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exclusion from gross income, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.

      The Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, other than exempt interest dividends, capital gains distributions, and proceeds of sales or other dispositions of the Fund's shares paid to certain holders of the Fund's shares who do not furnish the Fund with their correct Social Security number or other taxpayer identification number and make certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

      The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of the Fund and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

                                NET ASSET VALUE

      The Fund calculates a net asset value for its common shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). For purposes of determining the net asset value of a common share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in municipal and equity securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

      The Fund generally values its portfolio securities using closing market prices or readily available market quotations. The Fund may use a pricing service or a pricing matrix to value some of its assets. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the Fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Fund's Board of Trustees. The Fund also may use the fair value of a security, including a non-U.S. security, when the Adviser determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the Fund could change on a day you cannot buy or sell shares of the Fund. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating their fair value. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Repurchase agreements are valued at cost plus accrued interest. This is a method, approved by the Board of Trustees, of determining such repurchase agreement's fair value.

                             DESCRIPTION OF SHARES


      The Fund is authorized to issue an unlimited number of common shares, without par value. The Fund is also authorized to issue preferred shares. After the completion of this offering, the Fund will only have common shares outstanding. The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. The Board of Trustees may establish such series or class, including preferred shares, from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and, pursuant to such classification or reclassification, to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Agreement and Declaration of Trust and By-Laws to reflect the terms of any such class or series, including any class of preferred shares. The Fund currently anticipates that it will issue preferred shares as soon as practicable after the closing of this offering. See "Leverage." The Fund is also authorized to issue other securities, including debt securities.


COMMON SHARES

      Common shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.

      In the event that the Fund issues preferred shares, and so long as any shares of the Fund's preferred shares are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. See "Leverage."

      The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its shareholders.

      The Adviser provided the initial capital for the Fund by purchasing common shares of the Fund. As of the date of this prospectus, the Adviser owned 100% of the outstanding common shares of the Fund. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

PREFERRED SHARES

      The Fund may use leverage through the issuance of preferred shares. The Fund currently anticipates issuing preferred shares with an aggregate liquidation preference representing approximately 33 1/3% of the Fund's total assets after such issuance. Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the preferred shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.

      In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

      The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years' dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions of the Agreement and Declaration of Trust and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

      The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

      The terms of the preferred shares are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

      The discussion above describes the possible offering of preferred shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the

Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

             CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF
                               TRUST AND BY-LAWS

      The Fund's Agreement and Declaration of Trust (the "Declaration of Trust") includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

      The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year.

      A Trustee may be removed from office with or without cause by a vote of at least a majority of the Trustees if such removal is approved by a vote of the holders of at least 75% of the shares entitled to be voted on the matter.

      The Declaration of Trust requires the favorable vote of the holders of at least 75% of the Fund's shares to approve, adopt or authorize the following:

      - a merger or consolidation or statutory share exchange of the Fund with any other corporations;

      - a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or


      -   a liquidation or dissolution of the Fund;


unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Trustees fixed in accordance with the By-Laws, in which case the affirmative vote of a majority of the Fund's shares is required. Following any issuance of preferred shares by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Fund's preferred shares then entitled to be voted, voting as a separate class.

      Conversion of the Fund to an open-end investment company would require an amendment to the Fund's Declaration of Trust. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 75% of the Fund's outstanding shares (including any preferred shares) entitled to vote on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the By-Laws), and, assuming preferred shares are issued, the affirmative vote of a majority of outstanding preferred shares, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, or net asset value per share less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the New York Stock Exchange.

      Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the leverage and the purchase of illiquid securities.

      The Declaration of Trust requires the favorable vote of a majority of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

      - the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

      - the issuance of any securities of the Fund to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment plan;

      - the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period; and

      - the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

      The Declaration of Trust and By-Laws provide that the Board of Trustees has the power, to the exclusion of shareholders, to make, alter or repeal any of the By-Laws (except for any By-Law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the Fund, can be amended or repealed except by the vote of such required number of shares. The Fund's By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure of the date of the meeting, as specified in the By-Laws. Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws.

                                  UNDERWRITING


      Subject to the terms and conditions stated in the purchase agreement dated January 27, 2004, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.



                                                                NUMBER OF
                                                              COMMON SHARES
                        UNDERWRITER                           -------------
                        -----------
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated...................................   14,480,000
RBC Dain Rauscher Inc. .....................................    1,650,000
Advest, Inc. ...............................................      700,000
Robert W. Baird & Co. Incorporated..........................      700,000
J.J.B. Hilliard, W.L. Lyons, Inc. ..........................      700,000
Janney Montgomery Scott LLC.................................      700,000
Legg Mason Wood Walker, Incorporated........................      700,000
Quick & Reilly, Inc. .......................................    1,000,000
SunTrust Capital Markets, Inc...............................      700,000
Deutsche Bank Securities Inc. ..............................      170,000
A.G. Edwards & Sons, Inc. ..................................      170,000
Harris Nesbitt Corp. .......................................      170,000
Oppenheimer & Co. Inc. .....................................      170,000
Piper Jaffray & Co. ........................................      170,000
BB&T Capital Markets, a division of Scott & Stringfellow,
  Inc. .....................................................      100,000
William Blair & Company, L.L.C. ............................      100,000
Crowell, Weedon & Co. ......................................      100,000
D.A. Davidson & Co. ........................................      100,000
Doft & Co., Inc. ...........................................      100,000
Ferris, Baker Watts, Incorporated...........................      100,000
ING Financial Markets LLC...................................      100,000
Ladenburg Thalmann & Co. Inc. ..............................      100,000
McDonald Investments Inc., a KeyCorp Company................      100,000
Morgan Keegan & Company, Inc. ..............................      100,000
Parker/Hunter Incorporated..................................      100,000
Ryan Beck & Co., Inc. ......................................      100,000
Stephens Inc. ..............................................      100,000
TD Waterhouse Investor Services, Inc. ......................      100,000
Wedbush Morgan Securities Inc. .............................      100,000
Arthurs, Lestrange & Company, Incorporated..................       60,000
Brean Murray & Co., Inc. ...................................       60,000
CMG Institutional Trading, LLC..............................       60,000
Chatsworth Securities LLC...................................       60,000
Dominick & Dominick LLC.....................................       60,000
Fidelity Capital Markets, a Division of National Financial
  Services LLC..............................................       60,000
Fifth Third Securities, Inc. ...............................       60,000
Gilford Securities Incorporated.............................       60,000
Howe Barnes Investments, Inc. ..............................       60,000
Wayne Hummer Investments LLC................................       60,000

                                                                NUMBER OF
                                                              COMMON SHARES
                        UNDERWRITER                           -------------
                        -----------
Huntleigh Securities Corporation............................       60,000
Johnston, Lemon & Co. Incorporated..........................       60,000
LaSalle St. Securities, LLC.................................       60,000
Maxim Group LLC.............................................       60,000
McGinn, Smith & Co., Inc. ..................................       60,000
Mesirow Financial, Inc. ....................................       60,000
Needham & Company, Inc. ....................................       60,000
Northeast Securities, Inc. .................................       60,000
David A. Noyes & Company....................................       60,000
Ormes Capital Markets, Inc. ................................       60,000
Pacific Crest Securities, Inc. .............................       60,000
Paulson Investment Company, Inc. ...........................       60,000
Peacock, Hislop, Staley & Given, Inc. ......................       60,000
Sands Brothers & Co., Ltd. .................................       60,000
Source Capital Group Inc. ..................................       60,000
Southwest Securities, Inc. .................................       60,000
Spelman & Company...........................................       60,000
Sterling Financial Investment Group, Inc. ..................       60,000
Stone & Youngberg LLC.......................................       60,000
Strand, Atkinson, Williams & York, Inc. ....................       60,000
Torrey Pines Securities, Inc. ..............................       60,000
J.P. Turner & Company, L.L.C. ..............................       60,000
                                                               ----------
             Total..........................................   25,600,000
                                                               ==========


      The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the 1933 Act, or to contribute payments the underwriters may be required to make for any of those liabilities.

COMMISSIONS AND DISCOUNTS


      The underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $.45 per share. The sales load the Fund will pay of $.675 per share is equal to 4.50% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $.10 per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any common shares purchased on or before January 30, 2004.

      The following table shows the public offering price, sales load, estimated offering expenses and proceeds to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.



                                        PER SHARE    WITHOUT OPTION    WITH OPTION
                                        ---------    --------------    ------------
Public offering price.................    $15.00      $384,000,000     $441,600,000
Sales load............................     $.675       $17,280,000      $19,872,000
Estimated offering expenses...........      $.03          $768,000         $883,200
Proceeds, after expenses, to the
  Fund................................   $14.295      $365,952,000     $420,844,800



      The expenses of the offering are estimated to be approximately $838,000 or $.03 per share. The Fund has agreed to pay the underwriters $.005 per common share as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the common shares sold in this offering. The Adviser has agreed to pay all of the Fund's organizational expenses and to pay the amount by which the aggregate offering expenses (other than the sales load, but including the reimbursement of expenses described above) exceed $.03 per share.


OVERALLOTMENT OPTION


      The Fund has granted the underwriters an option to purchase up to 3,840,000 additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.


PRICE STABILIZATION, SHORT POSITIONS AND PENALTY BIDS

      Until the distribution of the common shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Fund's common shares. However, the representatives may engage in transactions that stabilize the price of common shares, such as bids or purchases to peg, fix or maintain that price.

      If the underwriters create a short position in the Fund's common shares in connection with the offering, that is, if they sell more common shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing common shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of common shares to stabilize its price or to reduce a short position may cause the price of the Fund's common shares to be higher than it might be in the absence of such purchases.

      Neither the Fund nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of common shares. In addition, neither the Fund nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

      The Fund has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of common shares to the underwriters pursuant to the purchase agreement and certain transactions relating to the Fund's automatic dividend reinvestment plan.

      The Fund anticipates that the underwriters may from time to time act as brokers or dealers in connection with the Fund's portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities and, therefore, can be expected to engage in portfolio transactions with the Fund.

      The common shares will be sold to ensure that New York Stock Exchange distribution standards (that is, round lots, public shares and aggregate market value) will be met.

OTHER RELATIONSHIPS


      The Adviser has also agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated. This additional compensation will be payable quarterly at the annual rate of .15% of the Fund's average weekly assets during the continuance of the Advisory Agreement or other advisory agreement between the Adviser and the Fund. Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to, among other things, provide as requested by the Adviser certain after-market support services to the Adviser designed to maintain the visibility of the Fund on an ongoing basis and to provide as requested by the Adviser relevant information, studies or reports regarding the Fund and the closed-end investment company industry. The total amount of these additional payments to Merrill Lynch, Pierce, Fenner & Smith Incorporated for these services will not exceed 4.36% of the total price to the public of the common shares sold in this offering.



      The Adviser has also agreed to pay from its own assets additional compensation to RBC Dain Rauscher Inc. This additional compensation will be payable quarterly at the annual rate of .10% of the Fund's average weekly assets attributable to common shares sold by RBC Dain Rauscher Inc. in this offering, such fees to be paid during the continuance of the Advisory Agreement or other advisory agreement between the Adviser and the Fund. RBC Dain Rauscher Inc. has agreed to, among other things, provide as requested by the Adviser certain after-market support services to the Adviser designed to maintain the visibility of the Fund on an ongoing basis and to provide as requested by the Adviser relevant information, studies or reports regarding the Fund and the closed-end investment company industry. The total amount of these additional payments to RBC Dain Rauscher Inc. for these services will not exceed .10665% of the total price to the public of the common shares sold in this offering.


      One or more of the underwriters of the common shares may also act as an underwriter of the Fund's preferred shares. The Fund has retained an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated to provide certain administrative services to the Fund on its behalf.

      The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The address of the Adviser is 60 State Street, Boston, Massachusetts 02109.


      The sum total of all compensation to underwriters in connection with this public offering of common shares, including sales load and all forms of compensation to or reimbursement of underwriters, will be limited to 9.0% of the total price to the public of the common shares sold in this offering.


      In connection with this offering, certain of the underwriters or dealers may distribute prospectuses electronically.

            ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, REGISTRAR AND
                           DIVIDEND DISBURSING AGENT


      Princeton Administrators, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, will serve as the Fund's administrator. The Fund's securities and cash are held under a custodian agreement with Brown Brothers Harriman & Co. Pioneer Investment Management Shareholder Services, Inc. is the Fund's transfer agent, registrar and dividend disbursing agent for the Fund's shares. Mellon Investor Services LLC will serve as the sub-transfer agent, sub-registrar and sub-dividend disbursing agent.


                           VALIDITY OF COMMON SHARES

      Certain legal matters in connection with the shares offered hereby have been passed upon for the Fund by Hale and Dorr LLP, Boston, Massachusetts. Certain matters have been passed upon for the underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely as to certain matters of Delaware law on the opinion of Hale and Dorr LLP.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE
                                                              ----
Use of Proceeds.............................................    2
Investment Objective and Policies...........................    2
Investment Restrictions.....................................   13
Management of the Fund......................................   16
Portfolio Transactions......................................   27
Repurchase of Common Shares.................................   28
Federal Income Tax Matters..................................   29
Performance-Related, Comparative and Other Information......   36
Independent Auditors........................................   40
Additional Information......................................   40
Financial Statements and Independent Auditor's Report.......   41
Appendix A -- Description of Ratings........................  A-1
Appendix B -- Proxy Voting Policies and Procedures..........  B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


      Until February 21, 2004 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer's obligation to deliver a prospectus when acting as underwriter and with respect to its unsold allotments and subscriptions.


                                 (PIONEER LOGO)


                               25,600,000 SHARES


                     PIONEER TAX ADVANTAGED BALANCED TRUST
                                 COMMON SHARES
                                $15.00 PER SHARE

                                ----------------
                                   PROSPECTUS
                                ----------------

                              MERRILL LYNCH & CO.

                              RBC CAPITAL MARKETS


                                  ADVEST, INC.


                             ROBERT W. BAIRD & CO.


                       J.J.B. HILLIARD, W.L. LYONS, INC.


                          JANNEY MONTGOMERY SCOTT LLC


                            LEGG MA SON WOOD WALKER


        INCORPORATED


                              QUICK & REILLY, INC.


                           SUNTRUST ROBINSON HUMPHREY


                                JANUARY 27, 2004

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                   14569-00-0104

                      PIONEER TAX ADVANTAGED BALANCED TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


Pioneer Tax Advantaged Balanced Trust (the "fund") is a newly organized, diversified, closed-end management investment company. This statement of additional information relating to the common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto, dated January 27, 2004 (the "prospectus"). This statement of additional information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-225-6292. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov).


                                TABLE OF CONTENTS

USE OF PROCEEDS............................................................    2
INVESTMENT OBJECTIVE AND POLICIES..........................................    2
INVESTMENT RESTRICTIONS....................................................   13
MANAGEMENT OF THE FUND.....................................................   16
PORTFOLIO TRANSACTIONS.....................................................   27
REPURCHASE OF COMMON SHARES................................................   28
FEDERAL INCOME TAX MATTERS.................................................   29
PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION.....................   36
INDEPENDENT AUDITORS.......................................................   40
ADDITIONAL INFORMATION.....................................................   40
FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS' REPORT......................   41
Appendix A--Description of Ratings.........................................  A-1
Appendix B--Proxy Voting Policies and Procedures...........................  B-1


      This statement of additional information is dated January 27, 2004.

                                 USE OF PROCEEDS

Pending investment in securities that meet the fund's investment objective and policies, the net proceeds will be invested in accordance with the fund's investment objective and policies during a period not to exceed three months from the closing of this offering. Pending such investment, the net proceeds may be invested in U.S. government securities or high grade, short-term money market instruments. If necessary, the fund may also purchase, as temporary investments, securities of other open-end or closed-end investment companies that invest in equity and municipal securities.

                        INVESTMENT OBJECTIVE AND POLICIES

The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

PRIMARY INVESTMENTS

Under normal market conditions, the fund invests in a portfolio consisting primarily of (i) debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax ("municipal securities") and (ii) common stocks and preferred securities that pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which are currently taxed at a maximum rate of 15% ("tax-qualified dividends"). The fund invests at least 50%, and may invest up to 75%, of its total assets in municipal securities. The fund is not limited in the portion of its municipal securities portfolio that may be invested in municipal securities the interest income on which is a preference item for purposes of the alternative minimum tax. The fund invests at least 25%, and may invest up to 50%, of its total assets in equity securities. A substantial portion of the equity allocation will be invested in securities that the Adviser believes qualify to pay tax-qualified dividends. Investments in equity securities that do not qualify to pay tax-qualified dividends and non-municipal debt securities are not a principal investment strategy. The fund is not limited in the types of equity securities in which it may invest.

The fund's total return will consist of a combination of (i) interest income exempt from regular U.S. federal income tax ("tax-exempt income"), (ii) tax-qualified dividends, (iii) capital appreciation and (iv) other taxable income. Only the portion of a distribution from the fund derived from tax-exempt income will be exempt from regular U.S. federal income tax. Consequently, the fund seeks to achieve its objective of a high level of after-tax return by investing in a combination of assets producing a yield that is favorable on an after-tax basis and which also offers the potential for capital appreciation through participation in the equity markets. Distributions from sources other than interest income from the fund's portfolio of municipal securities, including capital gain distributions, are not exempt from regular U.S. federal income tax.

MUNICIPAL OBLIGATIONS

MUNICIPAL NOTES. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, bank notes and commercial paper.

      - Tax Anticipation Notes ("TANs") are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

      - Revenue Anticipation Notes ("RANs") are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

      - Bond Anticipation Notes ("BANs") are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

      - Tax and Revenue Anticipation Notes combine the funding sources of both tax anticipation notes and revenue anticipation notes.

      - Construction Loan Notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default.

      - Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes have risks similar to the risks associated with TANs and RANs.

      - Tax-Exempt Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions. Payment of principal and interest on issues of tax-exempt commercial paper may be made from various sources, to the extent the funds are available therefrom. Maturities of tax-exempt commercial paper generally will be shorter that the maturities of TANs, BANs or RANs. There is a limited secondary marked for issues of tax-exempt commercial paper.

Certain municipal bonds carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt market index. While the various types of notes described above as a group currently represent the major portion of the tax-exempt note market, other types of notes are or may become available in the marketplace and the fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

MUNICIPAL BONDS WITH CREDIT ENHANCEMENTS. The fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements ("SBPAs"). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. The insurance only entitles the fund to receive the face or par value of the securities held by the fund. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the fund. The fund may utilize new issue or secondary market insurance. A bond issuer who wishes to increase the credit rating of a security purchases a new issue insurance policy. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's Investors Service, Inc. ("Moody's") or AAA from Standard & Poor's Ratings Group ("Standard & Poor's")) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding. A secondary market insurance policy is purchased by an investor subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be re-marketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

ZERO-COUPON BONDS AND STEP-UPS. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, "step-up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds and step-ups generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds and step-ups. Because the fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the fund may have to distribute cash obtained from selling other portfolio holdings of the fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds and step-ups may be illiquid, making it difficult for the fund to dispose of them or determine their current value.

STRUCTURED NOTES AND HYBRID INSTRUMENTS. The fund may invest in "structured" notes, which are debt obligations the principal and/or interest on which is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the fund's portfolio (and, thereby, decreasing the fund's exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from regular federal income tax. Like other sophisticated strategies, the fund's use of the structured notes may not work as intended; for example, the change in the value of structured notes may not match very closely the change in the value of the bonds that the structured notes were purchased to hedge.

The fund may invest in other types of "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike many debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the fund.

DEBT SECURITIES SELECTION

In selecting fixed income securities for the fund, Pioneer Investment Management, Inc. ("Pioneer"), the fund's investment adviser, gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given Pioneer's outlook for the equity markets and the fund's liquidity requirements. Once Pioneer determines to allocate a portion of the fund's assets to debt securities, Pioneer generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

CONVERTIBLE DEBT SECURITIES

The fund may invest in convertible debt securities, which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Income payments received by the fund on convertible debt securities will not be eligible for treatment as tax-qualified dividends.

DEBT SECURITIES RATING CRITERIA

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See Appendix A for a description of rating categories.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

U.S. GOVERNMENT SECURITIES

U.S. government securities in which the fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

WARRANTS AND STOCK PURCHASE RIGHTS

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

The fund may purchase and sell securities, including U.S. government securities, on a when-issued, delayed delivery or forward commitment basis. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated. See "Asset Segregation."

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the fund assumes the rights and risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value. Because the fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If the fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or could suffer a loss. The fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

SHORT SALES AGAINST THE BOX

The fund may sell securities short "against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example, when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding certain tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box. Dividends received by the fund on securities with respect to which the fund is obligated to make related payments with respect to positions in substantially similar or related property pursuant to short sales will not be eligible for treatment as tax-qualified dividends.

ASSET SEGREGATION

The Investment Company Act of 1940, as amended (the "1940 Act") requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

INTEREST RATE TRANSACTIONS

INTEREST RATE SWAPS, COLLARS, CAPS AND FLOORS. In order to hedge the value of the fund's portfolio against interest rate fluctuations or to enhance the fund's income, the fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the fund enters into these transactions, the fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the fund also may invest in interest rate swaps to enhance income or to increase the fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The fund is not required to hedge its portfolio and may choose not to do so. The fund cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, the fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the fund from a reduction in yield due to falling interest rates and may permit the fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the fund's obligations will be accrued on a daily basis, and the full amount of the fund's obligations will be maintained in a segregated account by the fund's custodian.

The fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the fund.

Typically, the parties with which the fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by Pioneer to be equivalent to such rating. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the fund's ability to engage in interest rate swaps.

CREDIT DEFAULT SWAP AGREEMENTS.

The fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by Pioneer to be equivalent to such rating. A buyer also will lose its investment and recover nothing should an event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund. When the fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under "Risk factors -- Leverage" and "Leverage" in the prospectus since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

If the fund enters into a credit default swap, the fund may be required to report the swap as a "listed transaction" for tax shelter reporting purposes on the fund's federal income tax return. If the Internal Revenue Service (the "IRS") were to determine that the credit default swap is a tax shelter, the fund could be subject to penalties under the Code.

The fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the fund's investment objective and are permissible under applicable regulations governing the fund.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

To hedge against changes in interest rates or securities prices or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the market to be less favorable than prices that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) that may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations, which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which the fund expects to purchase. Except as stated below, the fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the fund's total assets. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss.

OPTIONS ON SECURITIES AND SECURITIES INDICES

The fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's holdings. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities that it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell options that are traded on U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

PORTFOLIO TURNOVER

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders.

                             INVESTMENT RESTRICTIONS

The following are the fund's fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares). If the fund were to issue a class of preferred shares, the investment restrictions could not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class. Statements in italics are not part of the restriction.

The fund may not:

(1) Issue senior securities, except as permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that the fund may issue in accordance with the 1940 Act include preferred shares, borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, except as permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(3) Invest in real estate, except the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate, and the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument.

(4) Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A futures contract, for example, may be deemed to be a commodity contract.

(6) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

(7) Make any investment inconsistent with its classification as a diversified closed-end investment company (or series thereof) under the 1940 Act. This means that with respect to 75% of the its total assets, the fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in the securities of a single issuer, or if such purchase would at the same time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.


(8) Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to municipal securities other than those municipal securities backed by assets and revenues of similar projects.


      For purposes of applying the limitation set forth in restriction (8) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the fund may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. In addition, for the purpose of applying the limitation set forth in restriction (8), a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the fund's assets that may be invested in municipal bonds insured by any given insurer.

Governmental issuers of municipal securities are not considered part of any "industry."

All other investment policies of the fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the fund's outstanding voting shares.

The fund has not adopted a fundamental policy prohibiting or limiting the fund's use of short sales, purchases on margin and the writing of put and call options. The fund is subject, however, to the limitations on its use of these investments under the 1940 Act and the rules and interpretive positions of the SEC under the 1940 Act. Certain other non-fundamental investment policies are included in the prospectus under "Investment Objective and Principal Investment Strategies" and this statement of additional information under "Investment Objective and Policies."

Under one provision of the 1940 Act, the fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. Other provisions of the 1940 Act may allow the fund to invest a greater percentage of its assets in other investment companies subject to certain conditions. As a shareholder in any investment company, the fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risk Factors," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition, to comply with U.S. federal income tax requirements for qualification as a "regulated investment company," the fund's investments will be limited in a manner such that at the close of each quarter of each tax year,
(a) no more than 25% of the value of the fund's total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the fund and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the fund's total assets, the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer do not represent more than 5% of the value of the fund's total assets and do not represent more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

The fund intends to apply for ratings for the preferred shares from one or more nationally recognized statistical rating organizations. In order to obtain and maintain the required ratings, the fund will be required to comply with investment quality, diversification and other guidelines established by such rating agency or agencies. Such guidelines will likely be more restrictive than the restrictions set forth above. The fund does not anticipate that such guidelines would have a material adverse effect on the fund's holders of common shares or its ability to achieve its investment objective. The fund presently anticipates that any preferred shares that it intends to issue would be initially given the highest ratings by such rating agency or agencies, but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of preferred shares by the fund.

The fund does not currently intend to acquire insurance coverage on municipal securities held in the fund's portfolio ("Fund Insured Bonds"), if, after any such acquisition 10% or more of the fund's total assets are represented by Fund Insured Bonds insured by the same insurance company or a related group of insurance companies. If Fund Insured Bonds insured by a single insurance company or related group of insurance companies represents more than 10% but less than 25% of the fund's total assets, the fund undertakes that it will amend its registration statement under the 1940 Act to include summary financial information with respect to such insurance company or group of insurance companies. If Fund Insured Bonds insured by a single insurance company or related group of insurance companies represents 25% or more of the fund's total assets, the fund undertakes that it will amend its registration statement under the 1940 Act to include audited financial statements and an auditors' consent of such insurance company or group of insurance companies. The foregoing limitation and undertakings to not apply to insurance on any municipal securities at the time of the issuance of such municipal security or any secondary market insurance that was acquired by a prior holder of any municipal security in the fund's portfolio.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Asterisks indicate those Trustees who are interested persons of the fund within the meaning of the 1940 Act, and such Trustees are referred to as "Interested Trustees". Trustees who are not interested persons of the fund are referred to as "Independent Trustees". Each of the Trustees serves as a trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.


                           POSITIONS HELD  TERM OF OFFICE AND       PRINCIPAL OCCUPATION DURING           OTHER DIRECTORSHIPS HELD
NAME, AGE AND ADDRESS      WITH THE FUND   LENGTH OF SERVICE              PAST FIVE YEARS                     BY THIS TRUSTEE
---------------------      -------------   -----------------              ---------------                     ---------------
INTERESTED TRUSTEES:

John F. Cogan, Jr. (77)*  Chairman of the  Since December,     Deputy Chairman and a Director of        Director of Harbor Global
                          Board, Trustee   2003. Term expires  Pioneer Global Asset Management S.p.A.   Company, Ltd.
                          and President    in 2007.            ("PGAM"); Non-Executive Chairman and a
                                                               Director of Pioneer Investment
                                                               Management USA Inc. ("PIM-USA");
                                                               Chairman and a Director of the Pioneer;
                                                               Director of Pioneer Alternative
                                                               Investment Management Limited (Dublin);
                                                               President and a Director of Pioneer
                                                               Alternative Investment Management
                                                               (Bermuda) Limited and affiliated funds;
                                                               President of all of the Pioneer Funds;
                                                               and Of Counsel (since 2000, partner
                                                               prior to 2000), Hale and Dorr LLP
                                                               (counsel to PIM-USA and the Pioneer
                                                               Funds)

Osbert M. Hood*           Trustee and      Since October,      President and Chief Executive Officer,   None
(51)                      Executive Vice   2003. Term expires  PIM-USA since May, 2003 (Director
                          President        in 2005.            since January, 2001); President and
                                                               Director of Pioneer since May 2003;
                                                               Chairman and Director of Pioneer
                                                               Investment Management Shareholder
                                                               Services, Inc. ("PIMSS") since May
                                                               2003; Executive Vice President of all
                                                               of the Pioneer Funds since June 2003;
                                                               Executive Vice President and Chief
                                                               Operating Officer of PIM-USA, November
                                                               2000-May 2003; Executive Vice
                                                               President, Chief Financial Officer and
                                                               Treasurer, John Hancock Advisers, LLC,
                                                               Boston, MA, November 1999-November
                                                               2000; Senior Vice President and Chief
                                                               Financial Officer, John Hancock
                                                               Advisers, LLC, April 1997-November 1999

INDEPENDENT TRUSTEES:

Mary K. Bush (55)         Trustee          Since December,     President, Bush International            Director of Brady
3509 Woodbine Street;                      2003. Term expires  (international financial advisory firm)  Corporation (industrial
Chevy Chase, MD 20815                      in 2006.                                                     identification and specialty
                                                                                                        coated material products
                                                                                                        manufacturer), Millennium
                                                                                                        Chemicals, Inc. (commodity
                                                                                                        chemicals), Mortgage
                                                                                                        Guaranty Insurance
                                                                                                        Corporation, and R.J.
                                                                                                        Reynolds Tobacco Holdings,
                                                                                                        Inc. (tobacco)

Richard H. Egdahl, M.D.   Trustee          Since December,     Alexander Graham Bell Professor of       None
(77)                                       2003. Term expires  Health Care Entrepreneurship, Boston
Boston University                          in 2007.            University; Professor of Management,
Healthcare                                                     Boston University School of
Entrepreneurship                                               Management; Professor of Public
Program, 53 Bay State                                          Health, Boston University School of
Road, Boston, MA 02215                                         Public Health; Professor of Surgery,
                                                               Boston University School of Medicine;
                                                               and University Professor, Boston
                                                               University

Margaret B.W. Graham      Trustee          Since December,     Founding Director, The Winthrop Group,   None
(56)                                       2003. Term expires  Inc. (consulting firm); Professor of
1001 Sherbrooke Street                     in 2005.            Management, Faculty of Management,
West, Montreal, Quebec,                                        McGill University
Canada

Marguerite A. Piret (55)  Trustee          Since December,     President and Chief Executive Officer,   None
One Boston Place, 26th                     2003. Term expires  Newbury, Piret & Company, Inc.
Floor, Boston, MA 02108                    in 2006.            (investment banking firm)

Stephen K. West (75)      Trustee          Since December,     Senior Counsel, Sullivan & Cromwell      Director, The Swiss Helvetia
125 Broad Street, New                      2003. Term expires  (law firm)                               Fund, Inc. (closed-end
York, NY 10004                             in 2007.                                                     investment company) and
                                                                                                        AMVESCAP PLC (investment
                                                                                                        managers)

John Winthrop (67)        Trustee          Since December,     President, John Winthrop & Co., Inc.     None
One North Adgers Wharf,                    2003. Term expires  (private investment firm)
Charleston, SC 29401                       in 2005.

FUND OFFICERS:

Dorothy E. Bourassa (56)  Secretary        Since October,      Secretary of PIM-USA; Senior Vice        None
                                           2003.  Serves at    President-Legal of Pioneer; and
                                           the discretion of   Secretary/Clerk of most of PIM-USA's
                                           board               subsidiaries since October 2000;
                                                               Secretary of all of the Pioneer Funds
                                                               since September 2003 (Assistant
                                                               Secretary from November 2000 to
                                                               September 2003); and Senior Counsel,
                                                               Assistant Vice President and Director
                                                               of Compliance of PIM-USA from April
                                                               1998 through October 2000

Christopher J. Kelley     Assistant        Since October,      Assistant Vice President and Senior      None
(39)                      Secretary        2003.  Serves at    Counsel of Pioneer since July 2002;
                                           the discretion of   Vice President and Senior Counsel of
                                           board               BISYS Fund Services, Inc. (April 2001
                                                               to June 2002); Senior Vice President
                                                               and Deputy General Counsel of Funds
                                                               Distributor, Inc. (July 2000 to April
                                                               2001; Vice President and Associate
                                                               General Counsel from July 1996 to July
                                                               2000); Assistant Secretary of all of
                                                               the Pioneer Funds since September 2003

David C. Phelan (46)      Assistant        Since October,      Partner, Hale and Dorr LLP; Assistant    None
                          Secretary        2003.  Serves at    Secretary of all of the Pioneer Funds
                                           the discretion of   since September 2003
                                           board

Vincent Nave (58)         Treasurer        Since October,      Vice President-Fund Accounting,          None
                                           2003.  Serves at    Administration and Custody Services of
                                           the discretion of   Pioneer (Manager from September 1996
                                           board               to February 1999); and Treasurer of
                                                               all of the Pioneer Funds (Assistant
                                                               Treasurer from June 1999 to November
                                                               2000)

Luis I. Presutti (38)     Assistant        Since October,      Assistant Vice President-Fund            None
                          Treasurer        2003.  Serves at    Accounting, Administration and Custody
                                           the discretion of   Services of Pioneer (Fund Accounting
                                           board               Manager from 1994 to 1999); and
                                                               Assistant Treasurer of all of the
                                                               Pioneer Funds since November 2000

Gary Sullivan (45)        Assistant        Since October,      Fund Accounting Manager - Fund           None
                          Treasurer        2003.  Serves at    Accounting, Administration and Custody
                                           the discretion of   Services of Pioneer; and Assistant
                                           board               Treasurer of all of the Pioneer Funds
                                                               since May 2002

Katharine Kim Sullivan    Assistant        Since October,      Fund Administration Manager - Fund       None
(30)                      Treasurer        2003.  Serves at    Accounting, Administration and Custody
                                           the discretion of   Services since June 2003; Assistant
                                           board               Vice President - Mutual Fund
                                                               Operations of State Street Corporation
                                                               from June 2002 to June 2003 (formerly
                                                               Deutsche Bank Asset Management);
                                                               Pioneer Fund Accounting, Administration
                                                               and Custody Services (Fund Accounting
                                                               Manager from August 1999 to May 2002,
                                                               Fund Accounting Services Supervisor
                                                               from 1997 to July 1999); Assistant
                                                               Treasurer of all of the Pioneer Funds
                                                               since September 2003

* Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of Pioneer and certain of its affiliates.

The outstanding capital stock of Pioneer is indirectly majority owned by UniCredito Italiano S.p.A. ("UniCredito"), one of the largest banking groups in Italy.


The fund's Board of Trustees consists of 8 members. The term of one class expires each year commencing with the first annual meeting following this public offering and no term shall continue for more than three years after the applicable election. The terms of Ms. Graham, Mr. Hood and Mr. Winthrop at the first annual meeting following this public offering, the terms of Ms. Bush and Ms. Piret expire at the second annual meeting, and the terms of Mr. Cogan, Dr. Egdahl and Mr. West expire at the third annual meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.


BOARD COMMITTEES

The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee, and a Policy Administration Committee. Committee members are as follows:

AUDIT COMMITTEE
Marguerite A. Piret (Chair), Stephen K. West and John Winthrop

INDEPENDENT TRUSTEES COMMITTEE
Mary K. Bush, Richard H. Egdahl, Margaret B.W. Graham (Chair), Marguerite A. Piret, Stephen K. West and John Winthrop

NOMINATING COMMITTEE
Mary K. Bush, Richard H. Egdahl (Chair) and Marguerite A. Piret

VALUATION COMMITTEE
Marguerite A. Piret (Chair), Stephen K. West and John Winthrop

POLICY ADMINISTRATION COMMITTEE
Mary K. Bush (Chair), Richard H. Egdahl and Margaret B.W. Graham

The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

- act as a liaison between the fund's independent auditors and the full Board of Trustees of the fund;

- discuss with the fund's independent auditors their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

- together with the Independent Trustees Committee, review and assess the renewal materials of all related party contracts and agreements, including investment advisory agreements, underwriting contracts, administration agreements, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time; and

- ensure that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and the fund or Pioneer; actively to engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administration policies and procedures.

The Independent Trustees Committee reviews the fund's investment advisory agreement and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The fund's Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

COMPENSATION OF OFFICERS AND TRUSTEES

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their trustees as follows:

- If the Pioneer fund has assets greater than $250 million, the Pioneer fund pays each Independent Trustee an annual base fee calculated on the basis of the Pioneer fund's net assets.

- If the Pioneer fund has assets less than $250 million, the Pioneer fund pays each Independent Trustee an annual fee of $1,000.

- If the Pioneer fund has assets greater than $50 million, the Pioneer fund pays each Interested Trustee an annual fee of $500, and if the Pioneer fund has assets less than $50 million, the Pioneer fund pays each Interested Trustee and annual fee of $200 (Pioneer reimburses the fund for these fees).

- Each Pioneer fund with assets greater than $250 million pays each Independent Trustee who serves on a board committee an annual committee fee based the Pioneer fund's net assets (with additional compensation for chairpersons of such committees).

The following table sets forth certain information with respect to the compensation paid to each Trustee by the fund and the Pioneer Funds as a group. Compensation from the fund is for the current calendar year and is estimated. Total compensation from the Pioneer Funds as a group is for the calendar year ended December 31, 2003.


                                               PENSION OR                           TOTAL
                                               RETIREMENT      ESTIMATED        COMPENSATION
                               AGGREGATE    BENEFITS ACCRUED     ANNUAL           FROM THE
                             COMPENSATION      AS PART OF     BENEFIT UPON     FUND AND OTHER
NAME OF TRUSTEE               FROM FUND*     FUND EXPENSES     RETIREMENT      PIONEER Funds**
---------------               ----------     -------------     ----------      ---------------
INTERESTED TRUSTEES:
John F. Cogan, Jr.***        $    500.00      $      0.00      $      0.00      $ 19,200.00
Osbert M. Hood *** +         $    500.00      $      0.00      $      0.00      $ 11,520.00

INDEPENDENT TRUSTEES:
Mary K. Bush                 $  3,167.00      $      0.00      $      0.00      $104,000.00
Richard H. Egdahl, M.D       $  3,167.00      $      0.00      $      0.00      $ 99,750.00
Margaret B.W. Graham         $  3,167.00      $      0.00      $      0.00      $104,000.00
Marguerite A. Piret          $  3,167.00      $      0.00      $      0.00      $113,562.50
Stephen K. West              $  3,167.00      $      0.00      $      0.00      $ 99,750.00
John Winthrop                $  3,167.00      $      0.00      $      0.00      $ 99,750.00
                             ===========      ===========      ===========      ===========
                             $ 20,002.00      $      0.00      $      0.00      $651,532.50



      *     Estimated for the fiscal year ending November 31, 2004.



      ** For the calendar year ended December 31, 2003. There are 51 U.S. registered investment portfolios in the Pioneer Family of Funds.


      *** Under the investment advisory agreement, Pioneer reimburses the fund for any Trustee fees paid by the fund.

      + Mr. Hood became a trustee of the other Pioneer Funds during the calendar year 2003.

OWNERSHIP OF SHARES OF THE FUND AND OTHER PIONEER FUNDS

The following table indicates the value of shares that each Trustee beneficially owns in the fund and the Pioneer Funds in the aggregate. The value of shares of the fund and any other closed-end fund are determined based on closing market price on December 31, 2003. The value of shares of any Pioneer fund that is an open-end investment company is determined on the basis of the net asset value of the class of shares held as of December 31, 2003. The value of the shares held are stated in ranges in accordance with the requirements of the SEC. The table reflects the Trustee's beneficial ownership of shares of the Pioneer Funds. Beneficial ownership is determined in accordance with the rules of the SEC.


                                               AGGREGATE DOLLAR RANGE OF
                                                   EQUITY SECURITIES
                           DOLLAR RANGE OF         IN ALL REGISTERED
                          EQUITY SECURITIES     INVESTMENT COMPANIES IN
NAME OF TRUSTEE              IN THE FUND           THE PIONEER FUNDS
---------------              -----------           -----------------
INTERESTED TRUSTEES:
John F. Cogan, Jr.               none                Over $100,000
Osbert M. Hood                   none                Over $100,000

INDEPENDENT TRUSTEES:
Mary K. Bush                     none               $10,001-$50,000
Richard H. Egdahl, M.D.          none              $50,001-$100,000
Margaret B.W. Graham             none               $10,001-$50,000
Marguerite A. Piret              none              $50,001-$100,000
Stephen K. West                  none                Over $100,000

                                               AGGREGATE DOLLAR RANGE OF
                                                   EQUITY SECURITIES
                           DOLLAR RANGE OF         IN ALL REGISTERED
                          EQUITY SECURITIES     INVESTMENT COMPANIES IN
NAME OF TRUSTEE              IN THE FUND           THE PIONEER FUNDS
---------------              -----------           -----------------
John Winthrop                    none                Over $100,000


MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES. For purposes of the statements below:

- the immediate family members of any person includes their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

- an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito is an entity that is in a control relationship with Pioneer.

- a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser, or for which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.


As of December 31, 2003, none of the Independent Trustees, nor any of their immediate family members, beneficially own any securities issued by Pioneer, UniCredito, Merrill Lynch or any other entity in a control relationship to Pioneer or Merrill Lynch.



During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediately family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito, Merrill Lynch or any other entity in a control relationship to Pioneer or Merrill Lynch.



During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediately family members, had an interest in a transaction or a series of transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):


-     the fund

-     an officer of the fund

-     a related fund

-     an officer of any related fund

-     Pioneer or Merrill Lynch

-     an officer of Pioneer or Merrill Lynch

-     an entity in a control relationship to Pioneer or Merrill Lynch

- an officer of any such entity in a control relationship to Pioneer or Merrill Lynch


During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $53,000 and $125,603 in 2002 and 2003, respectively.

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors of a company on which an officer of any of the following entities also serves as a director:


-      Pioneer

-      Merrill Lynch

-      UniCredito

-     any other entity in a control relationship with Pioneer or Merrill Lynch


None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:


-     the fund

-     any related fund

-     Pioneer

-     Merrill Lynch

-     any affiliated person of the fund, Pioneer or Merrill Lynch

-     UniCredito

-     any other entity in a control relationship to the fund, Pioneer or Merrill
      Lynch

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT.

The 1940 Act requires that a fund's investment advisory agreement be approved annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the fund's investment advisory agreement are fair and reasonable and that the contract is in the fund's best interest. The Independent Trustees believe that the investment advisory agreement will enable the fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the fund and any officers of Pioneer or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the fund.

In evaluating the investment advisory agreement, the Independent Trustees reviewed materials furnished by Pioneer, including information regarding Pioneer, its affiliates and their personnel, operations and financial condition. The Independent Trustees discussed with representatives of Pioneer the fund's proposed operations and Pioneer's ability to provide advisory and other services to the fund. The Independent Trustees also reviewed:


- the experience of Pioneer in managing other portfolios with significant investments in dividend-paying equity securities and municipal securities and the performance of such portfolios;


- the experience of the investment advisory and other personnel who would be providing services to the fund and the historical quality of the services provided by Pioneer;

-     the fee charged by Pioneer for investment advisory services;

- the fund's projected total operating expenses, and Pioneer's agreement to limit the fund's expenses for three years; and

- the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers.

The Independent Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Pioneer and UniCredito, as well as the qualifications of their personnel; (2) that the fee and expense ratios of the fund are reasonable given the quality of services expected to be provided and are comparable to or lower than the fees and expense ratios of similar investment companies, particularly other closed-end investment companies which are expected to be leveraged that invest in dividend-paying equity securities and municipal securities; and (3) the relative performance of other funds advised by Pioneer that invest a significant portion of their assets in equity securities compared to other investment companies with similar objectives and unmanaged indices. The Independent Trustees deemed each of these factors to be relevant to their consideration of the fund's investment advisory agreement.

CODE OF ETHICS

The fund and Pioneer have adopted a code of ethics under Rule 17j-1 of the 1940 Act that is applicable to officers, directors/trustees and designated employees of Pioneer and Pioneer Investment Management Limited ("PIML"). The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

INVESTMENT ADVISER

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, majority owned subsidiary of UniCredito. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of November 30, 2003, assets under management were approximately $137 billion worldwide, including over $33 billion in assets under management by Pioneer. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito's subsidiaries. Pioneer has entered into an agreement with its affiliate, PIML, pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes the fund with an investment program consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

Under the investment advisory agreement, Pioneer is not liable to the fund except by willful malfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations. In providing its services to the fund, Pioneer may draw upon the research and investment management expertise of Pioneer's affiliate, PIML.


The fund has retained Princeton Administrators, L.P. (the "Administrator") to act as administrator of the fund. Pursuant to an administration agreement, the fund pays the Administrator a fee at a monthly rate equal to the greater of $10,000 or 0.07% of the fund's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million.



PIMSS has entered into a transfer agency agreement with the fund pursuant to which PIMSS provides certain transfer agency services to the fund. Under the transfer agency agreement, the fund will reimburse PIMSS for its cost of providing such services to the fund. PIMSS has retained Mellon Investor Services, LLC ("Mellon") to provide sub-transfer agent, registrar, shareholder servicing agent and dividend dispersing agent services for the fund. The fund will pay PIMSS a fee for such services. The transfer agency agreement may be terminated by the fund or PIMSS (without penalty) at any time upon not less than 60 days' prior written notice to the other party to the agreement.



DIRECT REGISTRATION OF FUND SHARES. Through Mellon, the fund has made its common shares eligible for inclusion in the direct registration system ("DRS") administered by The Depository Trust Company ("DTC"), wherein Mellon will process transfers of common shares utilizing DTC's Profile Modification System.

COMPENSATION AND EXPENSES

Under the investment advisory agreement, the fund will pay to Pioneer monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.60% of the fund's average daily managed assets. Because the fees paid to Pioneer are determined on the basis of the fund's managed assets, Pioneer's interest in determining whether to leverage the fund may differ from the interests of the fund. The advisory fee payable by the fund to Pioneer is higher than the fees paid by most U.S. investment companies.


The fund's average daily managed assets are determined for the purpose of calculating the advisory fee by taking the average of all the daily determinations of total assets during a given calendar month. The fee is payable for each calendar month as soon as practicable after the end of that month.


Under the terms of its investment advisory agreement with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, expenses in connection with any preferred shares, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer or the fund (other than as Trustees); (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; (l) the fees and other expenses of listing the fund's shares on the New York Stock Exchange or any other national stock exchange; and (m) any other expense that the fund, Pioneer or any other agent of the fund may incur (I) as a result of a change in the law or regulations, (II) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (III) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Trustees who are not affiliates of Pioneer) as being an appropriate expense of the fund. In addition, the fund will pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.

Pioneer has agreed for the first three years of the fund's investment operations to limit the fund's total expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the fund is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the fund to qualify as a regulated investment company under the Code or any other nonrecurring or non-operating expenses) to 0.80% of the fund's average daily managed assets. The dividend on any preferred shares is not an expense. Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from the fund if the fund's total expenses are less than 0.80% of average daily managed assets.

DURATION AND TERMINATIONS; NONEXCLUSIVE SERVICES

The economic terms of the investment advisory agreement were approved by the fund's Board of Trustees at a meeting of the Board of Trustees held on January 6, 2004, including a majority of the Trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act). The 1940 Act requires that the investment advisory agreement be approved by a majority of the fund's Board of Trustees, including a majority of the Trustees who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board of Trustees.

The investment advisory agreement was approved by the sole common shareholder of the fund as of January 16, 2004.


Unless earlier terminated as described below, the investment advisory agreement will remain in effect for two years from the date of its execution and from year to year thereafter if approved annually (i) by a majority of the Independent Trustees of the fund and (ii) by the Board of Trustees or by a majority of the outstanding voting securities of the fund. The investment advisory agreement may be terminated without penalty on 60 days' written notice by either party thereto or by a vote of a majority of the outstanding voting securities of the fund and will terminate in the event it is assigned (as defined in the 1940 Act). The services of Pioneer are not deemed to be exclusive, and nothing in the relevant agreement will prevent Pioneer or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the fund) or from engaging in other activities.

POTENTIAL CONFLICTS OF INTEREST

The fund is managed by Pioneer which also serves as investment adviser to other Pioneer funds and other accounts with investment objective identical or similar to those of the fund. Securities frequently meet the investment objective of the fund, the other Pioneer funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments that each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer funds may have the same or similar investment objective and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

                             PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's investment advisory agreement. Securities purchased and sold on behalf of the fund normally will be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer that has sold shares of the fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund. The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian.

The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

                           REPURCHASE OF COMMON SHARES

The fund is a closed-end investment company and as such its shareholders will not have the right to cause the fund to redeem their shares. Instead, the fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end funds frequently trade at a discount to their net asset value. Common shares of closed-end investment companies like the fund that invest predominantly in equity securities or municipal securities have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the fund's Board of Trustees may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the fund and potential increase in the expense ratio of expenses to assets of the fund and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

At any time when the fund has outstanding preferred shares, the fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the fund will be borne by the fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the fund in anticipation of share repurchases or tenders will reduce the fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the fund's Board of Trustees would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the fund's status as a regulated investment company under the Code (which would make the fund a taxable entity, causing the fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the fund) or as a registered closed-end investment company under the 1940 Act; (2) the fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the fund's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

The repurchase by the fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the fund's shares may be the subject of repurchase or tender offers from time to time, or that the fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the fund of its common shares will decrease the fund's total assets which would likely have the effect of increasing the fund's expense ratio. Any purchase by the fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the fund's portfolio, the impact of any action that might be taken on the fund or its shareholders and market considerations. Based on these considerations, even if the fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the fund and its shareholders, no action should be taken.

                           FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding and disposing of common shares of the fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities, foreign shareholders, tax-exempt or tax-deferred plans, accounts, or entities, or investors who engage in constructive sale or conversion transactions. In addition, the discussion does not address state, local or foreign tax consequences, and it does not address any tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts, Treasury or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the fund or its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it generally will not pay U.S. federal income tax on income of the fund, including net capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the 90% income test") and satisfy certain quarterly asset diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including long-term capital gains, distributed to shareholders. However, if the fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year, the fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but as described below, there can be no assurance that the fund's distributions will be sufficient to avoid entirely this tax.

Commencing within approximately 90 days from the date of the filing of the prospectus, the fund intends to declare a dividend from all or a portion of its net investment income monthly. The fund intends to distribute any net short- and long-term capital gains at least annually. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

The fund intends to invest a significant portion of its assets in municipal securities so that it will be permitted to pay "exempt-interest dividends" as defined under applicable U.S. federal income tax law. The Code permits tax-exempt interest received by the fund to flow through as tax-exempt "exempt-interest dividends" to the fund's shareholders, provided that the fund qualifies as a regulated investment company and at least 50% of the value of the fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in
Section 103(a) of the Code. That part of the fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual percentage of tax-exempt income earned by the fund during any particular month. That portion of the fund's dividends and distributions not designated as tax-exempt will be taxable as described below.

Exempt-interest dividends derived from interest on certain "private activity bonds" will be items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder's liability for the U.S. federal alternative minimum tax. The fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users.

Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the fund. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the fund.

In accordance with its investment objective, the fund invests its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with its investment objective. In addition to investing in equity securities that pay tax-qualified dividends, the fund may also invest a portion of its portfolio in debt and equity securities, the income on which is taxable at ordinary income tax rates, and may engage in transactions generating gain or income which is not tax-exempt, e.g., sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into swaps, options and futures transactions. The fund's distributions from such gain or income will not be "exempt-interest dividends", as described above, and accordingly will be taxable to shareholders.

Unless a shareholder is ineligible to participate or elects otherwise, all distributions from the fund will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends, other than exempt-interest dividends, generally are taxed as described below whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the fund, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate, and dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund.

Dividend income distributed to individual shareholders may qualify for such maximum 15% tax rate to the extent that such dividends are attributable to "qualified dividend income" as that term is defined in Section 1(h)(11) of the Code from the fund's investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. Capital gain dividends distributed by the fund to individual shareholders generally will qualify for the maximum 15% U.S. federal tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

In the case of securities lending transactions, payments in lieu of dividends are not tax-qualified dividends, and dividends received by the fund from REITs are qualified dividends only in limited circumstances. Dividends distributed to shareholders attributable to income from such investments and from the fund's investments in debt securities or any other investments that do not produce qualified dividend income will not qualify for the maximum

15% U.S. federal income tax rate on qualified dividend income, unless 95% or more the fund's "gross income" (as specially computed) for a taxable year is comprised of qualified dividend income received by the fund, in which case all dividends attributable to such gross income will be taxable to individual shareholders at a maximum 15% U.S. federal income tax rate if certain holding period and other requirements are met. Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

A dividend paid by the fund to a common shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the fund held for fewer than 61 days during the 120 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Dividends received by the fund from U.S. corporations in respect of any share of stock that has been held for a requisite holding period in an unleveraged position and that are distributed and designated by the fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet a minimum holding period requirement with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Distributions to shareholders in the form of additional fund shares may be tax-exempt or taxable as described above. In the case of newly issued shares of the fund (i.e. when there is a market premium), the amount of the distribution and the basis for federal income tax purposes of the shares to the shareholders will be equal to the fair market value of the shares on the distribution date. In the case of shares acquired through open market purchases (i.e. when there is a market discount), the amount of the distribution and the basis to shareholders will be equal to the cash they would have received had they elected to receive cash.

If the fund retains any net capital gain for a taxable year, the fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

If the fund acquires any equity interest (generally including not only stock but also, under Treasury regulations that may be promulgated in the future, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the disposition of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its investment company taxable income and net tax-exempt interest, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

The fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund utilizes leverage through borrowing or issuing preferred shares, a failure by the fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage, or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the fund's ability to make distributions on its common shares. Such a limitation or suspension or limitation could prevent the fund from distributing at least 90% of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the fund's qualification for taxation as a regulated investment company under the Code and/or might subject the fund to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, the fund may, in its sole discretion, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The fund will endeavor to avoid restrictions on its ability to distribute dividends.

For U.S. federal income tax purposes, the fund is permitted to carry forward an unused net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the trading value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Sales and other dispositions of fund shares are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as long-term capital gain or loss if the shares sold were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares.

In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments. If shares are sold after tax-exempt income is accrued but before it is paid as a dividend, the sales price generally will reflect the accrued income, which will increase the taxable gain (or reduce the loss) on the sale, even though the income would have been exempt from tax if distributed as a dividend prior to the sale.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

If the fund enters into a credit default swap, the fund may be required to report the swap as a "listed transaction" for tax shelter reporting purposes on the fund's federal income tax return. If the IRS were to determine that the credit default swap is a tax shelter, the fund could be subject to penalties under the Code.

Options written or purchased and futures contracts entered into by the fund on certain securities or indices may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Additionally, the fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

The exclusion from gross income of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exclusion under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements, which the fund makes no commitment to seek to satisfy. However, the fund will report annually to its shareholders the percentage of interest income received by the fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exclusion from gross income, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.

The federal income tax treatment of the fund's investment in transactions involving swaps, caps, floors, and collars and structured securities is uncertain and may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or transactions differs from the tax treatment expected by the fund, the timing or character of income recognized by the fund could be affected, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The IRS has taken the position that if a regulated investment company has two classes or more of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including tax-exempt interest, net capital gains, and other income subject to federal income tax. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and preferred shares are outstanding, the fund intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the fund will designate dividends constituting qualified dividend income, dividends qualifying for the dividends-received deduction, exempt-interest dividends, capital gain dividends, and other taxable dividends in a manner that allocates such income between the holders of common shares and preferred shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund, with the general result that shareholders would not be entitled to any deduction or credit for such taxes on their own tax returns.

Federal law requires that the fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding may be inapplicable for any year in which the fund reasonably estimates that at least 95% of its dividends paid or treated as paid during such year are exempt-interest dividends.

The description of certain U.S. federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as banks and financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

             PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION

PERFORMANCE-RELATED INFORMATION. From time to time, in advertisements, in sales literature or in reports to shareholders, the past performance of the fund may be illustrated and/or compared with that of other investment companies with a similar investment objective and to municipal securities or other relevant indices. For example, yield or total return of the fund's shares may be compared to averages or rankings prepared by Lipper, Inc., a widely recognized independent service which monitors mutual fund performance; the S&P 500 Index; the Russell U.S. Equity Indexes; the Dow Jones Industrial Average; the Wilshire Total Market Value Index, Lehman Brothers Municipal Bond Index; or other comparable indices or investment vehicles. In addition, the performance of the fund's shares may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The fund may also include securities industry or comparative performance information generally and in advertising or materials marketing the fund's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth, may also be cited (if the fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc. In addition, from time to time, quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the fund.

The fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the fund since inception.

Past performance is not indicative of future results. At the time common shareholders sell their shares, they may be worth more or less than their original investment. At any time in the future, yields and total return may be higher or lower than past yields and total return, and there can be no assurance that any historical results will continue.

PIONEER. From time to time, Pioneer or the fund may use, in advertisements or information furnished to present or prospective shareholders, information regarding Pioneer including, without limitation, information regarding Pioneer's investment style, countries of operation, organization, professional staff, clients (including other registered investment companies), assets under management and performance record. These materials may refer to opinions or rankings of Pioneer's overall investment management performance contained in third-party reports or publications. Pioneer's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds. Pioneer has traditionally served a mutual fund and an institutional clientele. Pioneer has more than 180 equity and fixed-income managers and analysts worldwide.

Advertisements for the fund may make reference to certain other open- or closed-end investment companies managed by Pioneer.

PIONEER TAX ADVANTAGED BALANCED TRUST MAY BE APPROPRIATE FOR:
-     Investors in search of higher after-tax returns
- Conservative investors seeking attractive yield with lower volatility than an all-equity approach
-     Investors seeking higher tax equivalent yield
- Municipal bond investors prepared to accept greater volatility for greater equity upside potential

TAX ADVANTAGED INVESTING, MANAGED VOLATILITY. Dividend income taxed at the new maximum 15% long-term capital gain rate provides a complement to the income from federal tax-exempt municipal bonds. Dividend-paying equity securities also offer a second advantage: capital gains potential. As Figure 1 shows, dividend-paying stocks have provided greater returns with lower volatility than non dividend-paying stocks over the past 30 years.(1)

FIGURE 1. DIVIDEND-PAYERS HAVE PROVIDED GREATER RETURNS, LOWER VOLATILITY. 30 years ended 9/30/03 (1)

[Bar Chart here]

Index                          Return           Volatility
-----                          ------           ----------
S&P 500                        13.42%             17.26%
Dividend-Payers                16.36%             17.22%
Non Dividend-Payers            15.15%             25.29%

(1) PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Source: Standard & Poor's Financial Communications. The Standard & Poor's 500 Index is an unmanaged measure of the performance of the U.S. stock market. It is not possible to invest directly in an index. Chart prepared by Pioneer.

MUNICIPAL BONDS REMAIN ATTRACTIVE.  As of 10/31/03 (2):
-     Are currently undervalued vs. U.S. Treasuries
- 10 year investment grade municipal bonds currently yield 86% of the 10-year U.S. Treasury yield;
- Have historically outperformed other asset classes, including U.S. Treasuries and investment grade and high yield corporate bonds, over the past 10 years;
-     Currently offer favorable default rates vs. corporate securities.

(2) PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. Source: Pioneer research and Moody's Investors Service, Inc. (defaults). Municipal bonds represented by the Lehman Municipal Bond Index; U.S. Treasuries by Merrill Lynch Treasuries 10 year Index; investment grade corporate and high yield corporate bonds represented by corresponding Lehman Brothers indices. All indices are unmanaged. It is not possible to invest directly in an index. Performance comparison based on tax-equivalent yields for the 35% tax bracket.

LOW CORRELATIONS MAY SIGNAL OPPORTUNITY. While diversification does not guarantee that you will not incur a loss, investors seeking to diversify may derive the greatest benefit from a portfolio of investments with records of historically dissimilar performance behavior - quantified by low to negative correlations (a perfect correlation is represented by 1.0). Figure 2 maps the dramatic decrease in correlation between the performance of municipal bonds and large cap equities over the past several years.

FIGURE 2. CORRELATIONS BETWEEN MUNICIPAL BONDS AND LARGE CAP EQUITIES HAVE FALLEN DRAMATICALLY. Rolling 3-year periods between 9/30/96 and 9/30/03 (3)

[Line Chart showing decline in correlations]

Correlations between municipal bonds and large cap equities have fallen dramatically in the last several years - from approximately 0.6 to - 0.4 for the rolling three-year periods from 9/30/96 to 9/30/03. Low to negative correlations can increase the benefits of diversification, though neither can guarantee against loss.

(3) PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Municipal bonds represented by Lehman Municipal Bond Index, an unmanaged measure of U.S. investment grade municipal bonds. Equities represented by the Standard & Poor's 500 Index, an unmanaged measure of the performance of the U.S. stock market. Equities may be more volatile and riskier than fixed income investments. It is not possible to invest directly in an index. Chart prepared by Pioneer.

DIVERSIFICATION AT WORK. Low correlations between the two asset classes provide an opportunity for investors to put diversification to work in their portfolios. As Figure 3 shows, for the ten-year period ended October 31, 2003, a 50/50 mix of municipal bonds and stocks provided greater returns than the Lehman Municipal Bond Index with lower volatility than the S&P 500 Index. (4)

FIGURE 3. HISTORICALLY, DIVERSIFICATION HAS HELPED TO INCREASE RETURN, REDUCE VOLATILITY. Index performance from 11/1/93 - 10/31/03 (4)

[Bar Chart Here]

Index                                     Return           Volatility
-----                                     ------           ----------
S&P 500 Index                             10.43%           15.80%
Lehman Municipal Bond Index               5.96%            4.51%
50%/50% Blend (S&P 500 Index and          8.53%            8.30%
      Lehman Municipal Bond Index)
Midpoint                                  8.20%            10.15%

(4) PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Source: Zephr StyleAdvisor. The Standard & Poor's 500 Index is an unmanaged measure of the performance of the U.S. stock market. The Lehman Municipal Bond Index is an unmanaged measure of U.S. investment grade municipal bonds. It is not possible to invest directly in an index. Chart prepared by Pioneer.

DEFAULT RATES MORE FAVORABLE THAN CORPORATE SECURITIES.

Historical Default Rates for Various Asset Classes

1970 - 2000

[Bar Chart]

U.S. Treasury                  0%
Municipal Bonds (All)          0.43%
Corporate Bonds (All)          1.30%

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. Sources: Moody's Investors Service proprietary database and Pioneer research. U.S. Treasuries represented by the Merrill Lynch Treasuries 10-year Index. Municipal bonds and corporate bonds represented by corresponding Lehman Brothers index. Corporate bonds offer a fixed principal value and rate of return. A portion of municipal bond income may be subject to state, local and/or the federal alternative minimum tax. Government bonds and U.S. Treasuries are guaranteed as to the timely payment of interest and principal; corporate bonds are not. Chart prepared by Pioneer.

MUNICIPAL BONDS HAVE OUTPERFORMED OTHER FIXED INCOME ASSET CLASSES. 10-Year Total Returns (as of 10/31/03)

[Bar Chart]

Municipal Bonds                                     8.96
(Tax-Equivalent for the 35% tax bracket)
Corporates                                          7.19
U.S. Treasuries                                     6.72
High Yield Corporates                               6.67

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. Source: Lehman Brothers. Municipal bonds, U.S. Treasuries, corporate bonds and high yield corporate bonds are each represented by their corresponding Lehman Brothers Index. All indices are unmanaged. It is not possible to invest directly in an index. Below investment grade securities may be more volatile and riskier than investment grade securities. Corporate bonds offer a fixed principal value and rate of return. A portion of municipal bond income may be subject to state, local and/or the federal alternative minimum tax. Government bonds and treasuries are guaranteed as to the timely payment of interest and principal; corporate and high yield bonds are not. Chart prepared by Pioneer.

MUNICIPAL BONDS:  UNDERVALUED VS. TREASURIES.

Municipal Bond Yields as % of Treasury Yields

[Bar Chart]

Historical Average (1996-2003) 79% (of 100%)
Current Percentage (10/31/03)  86% (of 100%)

Historically very wide.
As of 10/31/03,
10-Year Treasury:              4.29%
10-Year High Grade Muni:       3.68%

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. Sources: Lehman Brothers, Bloomberg and Municipal Market Data. Municipal bonds represented by the Lehman High Grade Municipal Bond Index; U.S. Treasuries represented by the Merrill Lynch Treasuries 10-year Index. A portion of municipal bond income may be subject to state, local and/or the federal alternative minimum tax. U.S. Treasuries are guaranteed as to the timely payment of interest and principal. Chart prepared by Pioneer.

HISTORICALLY DIVIDEND PAYERS HAVE PROVIDED LOWER VOLATILITY.
Reward/Risk, 30 Years Ended 9/30/03

[Chart comparing return to volatility of the S&P 500, S&P 500 Dividend Payers and S&P 500 Non-Dividend Payers.]

Index                                     Return           Volatility
-----                                     ------           ----------
S&P 500 Index                             13.42%           17.26%
S&P 500 Dividend Payers                   16.36%           17.22%
S&P 500 Non-Dividend Payers               15.15%           25.29%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Source: Standard & Poor's Financial Communications. The S&P 500 Index is an unmanaged barometer of the performance of the U.S. stock market. It is not possible to invest directly in an index. Chart prepared by Pioneer.

COMPARABLE YIELDS:  S&P 500 INDEX VS. 3-MONTH T-BILLS
9/30/00 - 9/30/03

[Line Chart showing comparative yields of S&P 500 Index vs. 3-Month Treasury Bills during the period beginning 9/30/00 to 9/30/03]

S&P 500 Index Annual Dividend Yield = 1.91% as of 9/30/03 3-Month Treasury Bills = 0.96% as of 9/30/03

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Source: Standard & Poor's and Federal Reserve. The S&P 500 Index is an unmanaged barometer of the performance of the U.S. stock market. Is it not possible to invest directly in an index. U.S. Treasury Bills are backed by full faith and credit of the U.S. government and are guaranteed as to the timely payment of principal and interest; if you hold them to maturity your rate of return is fixed and you will receive the principal of the bond in full. Investing in equities involves certain risks, including possible loss of principal value. Chart prepared by Pioneer.

DIVIDENDS CAN MAKE A DIFFERENCE.
Growth of $10,000 in Dividend vs. Non Dividend-Paying Stocks of the S&P 500.

[Line chart showing comparative values of Dividend Paying Stocks vs. Non Dividend-Paying Stocks during the period beginning July 1973 to September 2003.]

Dividend Paying Stocks = $576,814 as of September 2003
Non Dividend Paying Stocks = $266,542 as of September 2003

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Source: Standard & Poor's. The S&P 500 Index is an unmanaged measure of the performance of the U.S. stock market as a whole. It is not possible to invest directly in an index. Chart prepared by Pioneer.

                              INDEPENDENT AUDITORS


The statements of assets and liabilities and operations of the fund as of January 16, 2004 appearing in this statement of additional information has been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116, provides accounting, auditing and tax preparation services to the fund.


                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the fund with the SEC, Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

              FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS' REPORT






                      PIONEER TAX ADVANTAGED BALANCED TRUST



                       STATEMENT OF ASSETS AND LIABILITIES



                                January 16, 2004



ASSETS:
Cash ...........................................      $  100,003
Receivable from Adviser ........................          40,000
Deferred offering costs ........................         960,000
                                                      ----------
Total assets ...................................       1,100,003
                                                      ==========
Liabilities:
Accrued Organizational
Expenses .......................................          40,000
Accrued offering costs .........................         960,000
                                                      ----------
Total Liabilities ..............................       1,000,000
                                                      ==========
Net Assets (6,981 shares issued and outstanding;
              unlimited shares authorized) .....      $  100,003
                                                      ----------
Net asset value per share ......................      $   14.325
                                                      ----------



                             STATEMENT OF OPERATIONS
                         ONE DAY ENDED January 16, 2004



Investment income ......      $    --
                              -------
Organizational expenses        40,000
                              -------
Less: Reimbursement from
Adviser ................       40,000
Net Expenses ...........           --
Net Investment income ..      $    --
                              -------

NOTES



1. ORGANIZATION



Pioneer Tax Advantaged Balanced Trust (the "Trust") is a diversified, closed-end management investment company organized on October 16, 2003, which has had no operations other than the sale and issuance of 6,981 shares at an aggregate purchase price of $100,003 to Pioneer Funds Distributor, Inc., an affiliate of Pioneer Investment Management, Inc. (the "Adviser"), the Trust's investment adviser. The Adviser has agreed to reimburse all of the Trust's organizational expenses and the amount by which the aggregate of all offering costs (other than the sales load but including reimbursement of underwriters' expenses of $0.005 per common share) exceed $0.03 per share. The line items "Receivable from Adviser" and "Reimbursement from Adviser" reflect the anticipated reimbursement by the Adviser of the Trust's organizational expenses. Offering costs, estimated to be approximately $960,000, up to $0.03 per share will be charged to the Trust's capital paid-in at the time the common shares of beneficial interest are sold.



2. ACCOUNTING POLICIES



The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.



3. AGREEMENTS



The Trust has entered into an Advisory Agreement with the Adviser, which, upon commencement of investment operations, provides for payment of a monthly fee computed at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means the total assets of the Trust (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating "managed assets," the liquidation preference of any preferred shares outstanding is not considered a liability. Pioneer Investment Management Shareholder Services, Inc., a wholly owned indirect subsidiary of UniCredito Italiano S.p.A., has contracted with the Trust to provide transfer agent and shareholder services to the Trust at negotiated rates.



The Adviser has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses (excluding offering costs for common and preferred shares, interest expenses or any other non-recurring or non-operating expenses) to 0.80% of the Trust's average daily managed assets. The dividend on any preferred shares is not an expense. The Adviser may subsequently recover previously reimbursed expenses (within three years of being incurred) from the Trust to the extent that such recovery does not cause the Trust's total expenses to exceed 0.80% of average daily managed assets.



The Trust has also entered into an Administration Agreement with Princeton Administrators, L.P. (the "Administrator") and the Adviser, pursuant to which the Administrator provides certain administrative and accounting services to the Trust and the Adviser provides certain administrative services to the Trust. Upon commencement of investment operations, the Trust will pay the Administrator a monthly fee computed at the annual rate of 0.07% of the Trust's average daily managed assets up to $500 million, subject to a monthly minimum fee of $10,000 and 0.03% of the average daily managed assets in excess of $500 million. The Adviser does not receive any compensation under the administration agreement. Pursuant to a separate agreement, the Trust may compensate the Adviser for providing certain legal and accounting services.



4. FEDERAL INCOME TAXES



The Trust intends to qualify as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code, such that it will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

                         Report of Independent Auditors






To the Shareholder and
Board of Trustees of
Pioneer Tax Advantaged Balanced Trust



We have audited the accompanying statement of assets and liabilities of Pioneer Tax Advantaged Balanced Trust (the "Trust") as of January 16, 2004 (date of capitalization) and the related statement of operations for the one-day period then ended. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.



We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Pioneer Tax Advantaged Balanced Trust at January 16, 2004 (date of capitalization), and the results of its operations for the one-day period then ended, in conformity with accounting principles generally accepted in the United States.



                                      /s/ ERNST & YOUNG LLP




January 20, 2004



Boston, Massachusetts

APPENDIX A - DESCRIPTION OF RATINGS(1)

MOODY'S PRIME RATING SYSTEM

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.
High rates of return on funds employed.
Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

MOODY'S DEBT RATINGS

Aaa: Bonds and preferred stock, which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note ("MTN") programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.
2) Notes allowing for negative coupons, or negative principal.
3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

      - Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
      -     Nature of and provisions of the obligation;
      - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

                     PROXY VOTING POLICIES AND PROCEDURES OF
                       PIONEER INVESTMENT MANAGEMENT, INC.

                                TABLE OF CONTENTS

Overview.........................................................................................................   3

Proxy Voting Procedures..........................................................................................   3

         Proxy Voting Service....................................................................................   3

         Proxy Coordinator.......................................................................................   4

         Referral Items..........................................................................................   4

         Conflicts of Interest...................................................................................   4

         Securities Lending......................................................................................   5

         Share-Blocking..........................................................................................   5

         Record Keeping..........................................................................................   5

         Disclosure..............................................................................................   6

         Proxy Voting Oversight Group............................................................................   6

Proxy Voting Policies............................................................................................   7

         Administrative..........................................................................................   7

         Auditors................................................................................................   8

         Board of Directors......................................................................................   8

         Capital Structure........................................................................................ 10

         Compensation............................................................................................  11

         Corporate Governance....................................................................................  12

         Mergers and Restructurings..............................................................................  13

         Mutual Funds............................................................................................  14

         Social Issues...........................................................................................  14

         Takeover-Related Measures...............................................................................  14

         OVERVIEW

         Pioneer is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must cast the proxy votes in a manner consistent with the best interest of its clients and must place the client's interests ahead of its own. Pioneer will vote all proxies presented to it in a timely manner on its behalf.

         The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. These Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by underlying held companies. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

         Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Director of Portfolio Management US determines, after consultation with the Proxy Voting Oversight Group, that the circumstances justify a different approach.

         ANY QUESTIONS ABOUT THESE POLICIES AND PROCEDURES SHOULD BE DIRECTED TO THE PROXY COORDINATOR.

                             PROXY VOTING PROCEDURES

PROXY VOTING SERVICE

         Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues.

PROXY COORDINATOR

         Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS

         From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

         If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

CONFLICTS OF INTEREST

         Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

         - An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group;

         - An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

         - A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

         Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator

SECURITIES LENDING

         Proxies are not available to be voted when the shares are out on loan through either Pioneer's Lending Program or a client's managed security lending program. If the Portfolio Manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

SHARE-BLOCKING

         "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

         Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

RECORD KEEPING

         The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

         - Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

         -        Retains a record of the vote cast;

         - Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

         - Is able to promptly provide Pioneer with a copy of the voting record upon its request.

         The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

         -        A record memorializing the basis for each referral vote cast;

         - A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

         - A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

         Pioneer shall maintain the above records in the client's file for a period not less than six (6) years.

DISCLOSURE

         Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or by Pioneer's website.

PROXY VOTING OVERSIGHT GROUP

         The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary.

         The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

                              PROXY VOTING POLICIES

         Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

         All proxies for U.S. companies and proxies for non-U.S. companies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

         Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

         Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

ADMINISTRATIVE

         While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

         We will generally support these and similar management proposals:

         -        Corporate name change.

         -        A change of corporate headquarters.

         -        Stock exchange listing.

         -        Establishment of time and place of annual meeting.

         -        Adjournment or postponement of annual meeting.

         -        Acceptance/approval of financial statements.

         - Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

         -        Approval of minutes and other formalities.

         - Authorization of the transferring of reserves and allocation of income.

         -        Amendments to authorized signatories.

         - Approval of accounting method changes or change in fiscal year-end.

         -        Acceptance of labor agreements.

         -        Appointment of internal auditors.

         Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS

         We normally vote for proposals to:

         - Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

         -        Restore shareholder rights to ratify the auditors.

         We will normally oppose proposals that require companies to:

         -        Seek bids from other auditors.

         -        Rotate auditing firms.

         -        Indemnify auditors.

         - Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

         On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

         Pioneer will vote for:

         - Audit, compensation and nominating committees composed of independent directors exclusively.

         - Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

      - Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

      -     Election of an honorary director.

   We will vote against:

      - Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

      -     Minimum stock ownership by directors.

      - Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

      - Requirements for union or special interest representation on the board.

      -     Requirements to provide two candidates for each board seat.

ELECTIONS OF DIRECTORS

   In uncontested elections of directors we will vote against:

      - Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

      - Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

   We will also vote against directors who:

      - Have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

      - Have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

      - Have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

      - Appear to lack independence or are associated with very poor corporate performance.

   We will vote on a case-by case basis on these issues:

      -     Contested election of directors.

      - Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

      -     Mandatory retirement policies.

CAPITAL STRUCTURE

   Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

   Pioneer will vote for:

      -     Changes in par value.

      -     Reverse splits, if accompanied by a reduction in number of shares.

      - Share repurchase programs, if all shareholders may participate on equal terms.

      -     Bond issuance.

      -     Increases in "ordinary" preferred stock.

      - Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

      -     Cancellation of company treasury shares.

   We will vote on a case-by-case basis on the following issues:

      - Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

      - Increase in authorized common stock. We will make a determination considering, among other factors:

      -     Number of shares currently available for issuance;

      - Size of requested increase (we would normally approve increases of up to 100% of current authorization);

      -     Proposed use of the additional shares; and

      - Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

      - Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

      -     Proposals to submit private placements to shareholder vote.

      -     Other financing plans.

   We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

   Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

   Pioneer will vote for:

      -     401(k) benefit plans.

      - Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

      - Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

      -     Amendments to performance plans to conform with OBRA;

      -     Caps on annual grants or amendments of administrative features;

      -     Adding performance goals; and

      -     Cash or cash-and-stock bonus plans.

      - Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

      -     Require that option repricings be submitted to shareholders.

      -     Require the expensing of stock-option awards.

      - Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

      - Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

   We will vote on a case-by-case basis on the following issues:

      - Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

            - The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                  Dilution = (A + B + C) / (A + B + C + D), where

                  A = Shares reserved for plan/amendment,
                  B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

            -     The plan must not:

                  - Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

                  - Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

            - We are generally in favor of proposals that increase participation beyond executives.

      -     All other employee stock purchase plans.

      - All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

      - All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

   We will vote against:

      -     Limits on executive and director pay.

      -     Stock in lieu of cash compensation for directors.

      - Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

      -     Elimination of stock option plans.


CORPORATE GOVERNANCE

   Pioneer will vote for:

      -     Confidential Voting.

      - Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

      -     Disclosure of beneficial ownership.

   We will vote on a case-by-case basis on the following issues:

      - Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

      - Bundled proposals. We will evaluate the overall impact of the proposal.

      -     Adopting or amending the charter, bylaws or articles of association.

      - Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price. We believe that the courts currently handle this situation adequately without this mechanism.

   We will vote against:

      - Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

      -     Limitations on stock ownership or voting rights.

      -     Reduction in share ownership disclosure guidelines.


MERGERS AND RESTRUCTURINGS

   Pioneer will vote on the following and similar issues on a case-by-case basis:

      -     Mergers and acquisitions.

      - Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

      -     Debt restructurings.

      -     Conversion of securities.

      -     Issuance of shares to facilitate a merger.

      -     Private placements, warrants, convertible debentures.

      - Proposals requiring management to inform shareholders of merger opportunities.

   We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS

   Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

   Pioneer will vote for:

      -     Establishment of new classes or series of shares.

      -     Establishment of a master-feeder structure.

   Pioneer will vote on a case-by-case on:

      - Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

      -     Approval of new or amended advisory contracts.

      -     Changes from closed-end to open-end format.

      -     Authorization for, or increase in, preferred shares.

      -     Disposition of assets, termination, liquidation, or mergers.

SOCIAL ISSUES

   Pioneer will abstain on proposals calling for greater disclosure of corporate activities with regard to social issues. We believe these issues are important and should receive management attention.

   Pioneer will vote against proposals calling for changes in the company's business. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

TAKEOVER-RELATED MEASURES

   Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

   Pioneer will vote for:

      -     Cumulative voting.

      -     Increase ability for shareholders to call special meetings.

      -     Increase ability for shareholders to act by written consent.

      -     Restrictions on the ability to make greenmail payments.

      -     Submitting rights plans to shareholder vote.

      -     Rescinding shareholder rights plans ("poison pills").

      -     Opting out of the following state takeover statutes:

            - Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

            - Control share cash-out provisions, which require large holders to acquire shares from other holders.

            - Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

            - Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

            - Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

            -     Fair price provisions.

            -     Authorization of shareholder rights plans.

            -     Labor protection provisions.

            -     Mandatory classified boards.

   We will vote on a case-by-case basis on the following issues:

      - Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

      - Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

      -     Proposals that allow shareholders to nominate directors.

   We will vote against:

      -     Classified boards.

      - Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

      -     Classes of shares with unequal voting rights.

      -     Supermajority vote requirements.

      - Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

      - Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

      -     Extension of advance notice requirements for shareholder proposals.

      - Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

      - Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.